UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

Atlas Acquisition Holdings Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ATLAS ACQUISITION HOLDINGS CORP.

c/o Hauslein & Company, Inc.

11450 SE Dixie Highway, Suite 106

Hobe Sound, Florida 33455

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

OF ATLAS ACQUISITION HOLDINGS CORP.

To Be Held On January 20, 2010

To the Stockholders of Atlas Acquisition Holdings Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Atlas Acquisition Holdings Corp., a Delaware corporation (“Atlas,” “we,” “us” or “our”), will be held at 10:30 a.m., Eastern time, on January 20, 2010, at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, New York 10166, for the sole purpose of considering and voting upon the following proposals:

•

a proposal to amend our amended and restated certificate of incorporation to extend the date by which we must complete a business combination from January 23, 2010 to February 16, 2010, before we are required to liquidate (this proposal is referred to as the Extension Proposal);

•

a proposal to amend the trust agreement entered into in connection with our initial public offering to extend the date by which the trust account must be liquidated to February 16, 2010 (this proposal is referred to as the Trust Amendment Proposal); and

•

a proposal to approve adjournment or postponement of the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are not sufficient votes to approve the Extension Proposal or the Trust Amendment Proposal (this proposal is referred to as the Adjournment Proposal).

On December 10, 2009, Atlas and Koosharem Corporation, a California corporation doing business as “Select Staffing,” entered into an Agreement and Plan of Merger (referred to as the Merger Agreement), pursuant to which we will issue to Select Staffing’s shareholders an aggregate of 24,723,000 shares of our common stock, subject to certain adjustments, and Select Staffing will become our wholly owned subsidiary. The purpose of the Extension Proposal and the Trust Amendment Proposal is to allow us more time to complete the transactions contemplated by the Merger Agreement, which are referred to as the Merger.

You are not being asked to vote on the proposed Merger at this time. A definitive proxy statement will be mailed to stockholders relating to a stockholders’ meeting for a vote on the proposed Merger. If the Extension Proposal and the Trust Amendment Proposal are approved, we will seek stockholder approval of the Merger at that subsequent meeting.

Our amended and restated certificate of incorporation, referred to as our charter, currently provides that our corporate existence will automatically terminate if we do not complete a business combination by January 23, 2010. The Merger is a “business combination” under our charter. We do not believe that we will be able to complete the Merger by January 23, 2010, and we believe that the proposed extension will afford us and Select Staffing additional time to satisfy the conditions to the parties’ obligations to close the Merger.

Our charter purports to prohibit amendments to certain of its provisions, including any amendment that would extend the January 23, 2010 termination date. Our initial public offering prospectus did not suggest that this provision, or the charter’s other business combination procedures, were subject to change. We believe that these provisions were included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable acquisition in the timeframe contemplated by our charter. Our board of directors also believes, however, that the proposed Merger with Select Staffing is advisable and fair to, and in the best interests of, our stockholders, and that the extension of the date by which we must terminate to February 16, 2010 in order to complete the Merger is in the best interests of our stockholders.

The fact that our initial public offering prospectus did not disclose that we may seek to amend our charter and the trust agreement to extend our existence beyond January 23, 2010 might be grounds for purchasers of our securities in our initial public offering to seek rescission of their purchase of such securities. In addition, a successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of such holder’s securities caused by the alleged violation, together with interest, while retaining the securities.

Our board of directors has fixed the close of business on December 30, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting of stockholders and at any adjournments or postponements thereof. A complete list of stockholders as of the record date entitled to vote at the special meeting of stockholders will be open to the examination of any stockholder for any purpose germane to the special meeting during ordinary business hours for a period of ten calendar days before the special meeting at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, New York 10166, and at the time and place of the special meeting during the duration of the special meeting. A complete list of stockholders as of the record date entitled to vote at the special meeting will be mailed to any stockholder who makes such request in writing, within five business days after receipt of such request.

Your vote is very important. Approval of the Extension Proposal requires the affirmative vote of a majority of the shares of our common stock issued and outstanding as of the record date. Approval of the Trust Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of our common stock issued in our initial public offering, which we refer to as Public Shares. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting of stockholders.

Only our stockholders who held common stock as of the record date will be entitled to vote at the special meeting. Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the special meeting, please read the enclosed proxy statement carefully and promptly submit your proxy by phone, over the Internet, or by completing, signing, dating and returning the enclosed proxy card as soon as possible in the pre-addressed postage-paid envelope provided. Voting via the Internet is a valid proxy voting method under the laws of the state of Delaware (our state of incorporation). If your shares are held in an account at a broker or bank, you must instruct your broker or bank on how to vote your shares, or if you wish to attend the special meeting and vote in person, you must obtain a “Legal Proxy” from your broker or bank. If you do not submit your proxy or vote in person at the special meeting, or if you hold your shares through a broker or bank and you do not instruct your broker or bank how to vote your shares or obtain a proxy from your broker or bank to vote in person at the special meeting, it will have the same effect as a vote “AGAINST” the Extension Proposal and the Trust Amendment Proposal, as more fully described in the accompanying proxy statement. IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.

Our board of directors has unanimously approved and declared advisable the Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal and unanimously recommends that our stockholders vote “FOR” approval of the Extension Proposal, “FOR” approval of the Trust Amendment Proposal and “FOR” approval of the Adjournment Proposal.

Thank you for your participation. We look forward to your continued support.

January 7, 2010	By Order of the Board of Directors,

James N. Hauslein Chairman and Chief Executive Officer

2

Important Notice Regarding the Availability of Proxy Materials for

Atlas Acquisition Holdings Corp.’s Special Meeting of Stockholders on January 20, 2010

The Atlas Acquisition Holdings Corp. Proxy Statement is available online at

www.sec.gov.

Please do not return the enclosed paper ballot if you are

voting over the Internet or by telephone.

VOTE BY INTERNET	VOTE BY TELEPHONE

www.proxyvote.com	(800) 454-8683
24 hours a day/7 days a week	24 hours a day/7 days a week

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on January 19, 2010. Have your proxy card or voting instruction form in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.	Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on January 19, 2010. Have your proxy card or voting instruction form in hand when you call and then follow the instructions.

Your cooperation is appreciated since a majority of the shares of common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

3

PROXY STATEMENT FOR SPECIAL MEETING OF

STOCKHOLDERS OF ATLAS ACQUISITION HOLDINGS CORP.

A special meeting of stockholders of Atlas Acquisition Holdings Corp., a Delaware corporation (“Atlas,” “we,” “us” or “our”), will be held at 10:30 a.m., Eastern time, on January 20, 2010, at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, New York 10166, for the sole purpose of considering and voting upon the following proposals:

•

a proposal to amend our amended and restated certificate of incorporation to extend the date by which we must complete a business combination from January 23, 2010 to February 16, 2010, before we are required to liquidate (this proposal is referred to as the Extension Proposal);

•

a proposal to amend the trust agreement entered into in connection with our initial public offering to extend the date by which our trust account must be liquidated to February 16, 2010 (this proposal is referred to as the Trust Amendment Proposal); and

•

a proposal to approve adjournment or postponement of the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are not sufficient votes to approve the Extension Proposal or the Trust Amendment Proposal (this proposal is referred to as the Adjournment Proposal).

On December 10, 2009, Atlas and Koosharem Corporation, a California corporation doing business as “Select Staffing,” entered into an Agreement and Plan of Merger (referred to as the Merger Agreement), pursuant to which we will issue to Select Staffing’s shareholders an aggregate of 24,723,000 shares of our common stock, subject to certain adjustments, and Select Staffing will become our wholly owned subsidiary.

In order to allow us more time to complete the transactions contemplated by the Merger Agreement, which are referred to as the Merger, we are seeking the approval of the proposal to amend our amended and restated certificate of incorporation, referred to as our charter, to extend the date by which we must complete a business combination from January 23, 2010 to February 16, 2010, before we are required to liquidate our trust account and distribute the proceeds to holders of shares of our common stock issued in our initial public offering, which are referred to as our Public Shares.

After careful consideration of the terms and conditions of the Extension Proposal, the Trust Amendment Proposal and the Merger, our board of directors has determined that each of the Extension Proposal and the Trust Amendment Proposal is in the best interests of our stockholders. If either of these proposals is not approved and the Merger is not consummated by January 23, 2010, our corporate existence will cease except for the purposes of winding up our affairs and liquidating our trust account and distributing the proceeds to holders of our Public Shares.

You are not being asked to vote on the proposed Merger at this time. A definitive proxy statement will be mailed to stockholders relating to a stockholders’ meeting for a vote on the proposed Merger. If the Extension Proposal and the Trust Amendment Proposal are approved, we will seek stockholder approval of the Merger at that subsequent meeting.

The record date for the special meeting is December 30, 2009. Only our stockholders who held common stock as of the record date will be entitled to vote at the special meeting. At the close of business on the record date there were 25,000,000 shares of our common stock outstanding. Our warrants do not have voting rights.

We are providing this proxy statement and the accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the special meeting, and at any adjournments or postponements of the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully.

This proxy statement is dated January 7, 2010 and is first being mailed to stockholders on or about January 8, 2010.

ANNEXES

Annex A	—	Opinion of Greenberg Traurig, LLP	A-1
Annex B	—	Certificate of Amendment of Certificate of Incorporation	B-1

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the special meeting of stockholders. The following questions and answers may not include all the information that is important to stockholders of our company. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q.	What is being voted on?

A.    Stockholders are being asked to vote on the following proposals:

•	a proposal to approve an amendment to our charter to extend the date by which we must complete a business combination from January 23, 2010 to February 16, 2010;

•

a proposal to approve an amendment to the trust agreement entered into in connection with our initial public offering to extend the date by which our trust account must be liquidated to February 16, 2010; and

•

a proposal to approve the adjournment or postponement of the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are not sufficient votes to approve the Extension Proposal or the Trust Amendment Proposal.

It is important for you to note that, in the event the Extension Proposal or the Trust Amendment Proposal does not receive the requisite vote for approval, then the Merger will not be submitted to our stockholders for a vote, and we will be required to dissolve and liquidate our trust account and distribute the proceeds to holders of our Public Shares.

The Adjournment Proposal will only be presented at the special meeting of stockholders if there are not sufficient votes to approve the Extension Proposal and the Trust Amendment Proposal.

Q.	Why am I receiving this proxy statement?

A.    We have entered into the Merger Agreement with Select Staffing, pursuant to which, among other things, a recently formed holding company for Select Staffing will merge with and into our company, and Select Staffing will become our wholly owned subsidiary. A copy of the Merger Agreement is attached as an annex to our preliminary proxy statement filed with the U.S. Securities and Exchange Commission, or the SEC, on December 11, 2009.

Upon the closing of the transactions contemplated by the Merger Agreement, we will issue to Select Staffing’s shareholders an aggregate of 24,723,000 shares of our common stock, subject to certain adjustments. Depending on the level of Select Staffing debt immediately prior to the Merger, Select Staffing’s current shareholders are expected to own between approximately 40% and 45% of our outstanding stock immediately after the Merger. In addition, Select Staffing’s current executive officers will become our executive officers. Select Staffing’s shareholders will also be entitled to receive up to 6.0 million additional shares of our common stock based on the earnings before interest, taxes, depreciation and amortization (which we refer to as EBITDA) of our combined company during the fiscal year ending December 26, 2010 (with 2.0 million of such shares being automatically issued if our stock price exceeds $15.00 during the period specified in the Merger Agreement).

The Merger is a “business combination” under our charter, which currently provides that if we do not consummate a business combination by January 23, 2010, we will liquidate our trust account and distribute the proceeds to holders of our Public Shares. We do not believe that we will be able to complete the Merger by January 23, 2010. Our board of directors believes that our stockholders will benefit from the Merger and, therefore, is proposing an amendment to our charter and to the trust agreement entered into in connection with our initial public offering to extend that date to February 16, 2010.

You are not being asked to vote on the proposed Merger at this time. A definitive proxy statement will be mailed to stockholders relating to a stockholders’ meeting for a vote on the proposed Merger. If the Extension Proposal and the Trust Amendment Proposal are approved, we will seek stockholder approval of the Merger at that subsequent meeting.

If the Merger is not consummated by January 23, 2010 (February 16, 2010 if the Extension Proposal and the Trust Amendment Proposal are approved), we will be required to dissolve and liquidate our trust account and distribute the proceeds to holders of our Public Shares. While there can be no assurance, it is our belief that the extension of the deadline to consummate a business combination to February 16, 2010 will afford us sufficient time to complete the proxy statement relating to a stockholders’ meeting for a vote on the proposed Merger, respond to all SEC staff comments on such proxy statement, provide the required notice of the subsequent meeting of stockholders to be held to consider the Merger and to complete the Merger.

Your vote is important. You are encouraged to submit your proxy by phone, over the Internet, or mail as soon as possible after carefully reviewing this proxy statement and its annexes.

Q.	What vote is required to approve the proposals presented at the special meeting?

A.    Approval of the Extension Proposal requires the affirmative vote of a majority of the shares of our common stock issued and outstanding as of the record date.

Approval of the Trust Amendment Proposal requires the affirmative vote of a majority of our issued and outstanding Public Shares.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting.

Abstentions will have the same effect as a vote “AGAINST” the Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal. A broker non-vote will have the same effect as a vote “AGAINST” the Extension Proposal and the Trust Amendment Proposal but, while considered present for the purposes of establishing a quorum, broker non-votes will have no effect on the Adjournment Proposal.

Q.	How will Atlas’ directors and officers vote?

A.    All of our directors, officers and special advisors and their respective affiliates, referred to as our founders, have informed us that they intend to vote their 5,000,000 shares of our common stock acquired in a private placement prior to our initial public offering, which we refer to as their initial shares, in favor of the Extension Proposal and, if necessary, the Adjournment Proposal (the vote of their initial shares will have no effect on the Trust Amendment Proposal because that proposal requires the affirmative vote of a majority of our Public Shares). These initial shares represent 20% of our outstanding common stock. Our founders have not purchased any Public Shares.

Q.	Will Atlas seek any further extension to liquidate the trust account?

A.    No. We do not intend to seek to extend beyond February 16, 2010 the date by which we must complete a business combination before our corporate existence terminates and we are required to liquidate and distribute the funds in our trust account.

Q.	What happens if I vote against the Extension Proposal or the Trust Amendment Proposal?

A.    If holders of 50% or more of our outstanding shares of common stock vote against the Extension Proposal, or if holders of 50% or more of our Public Shares vote against the Trust Amendment Proposal, then the Merger will not be presented to our stockholders for a vote, and we will begin the process to dissolve and liquidate our trust account and distribute the proceeds to holders of our Public Shares.

In connection with such dissolution and liquidation, we will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount in our trust account, inclusive of any interest, plus any remaining net assets. Our founders have waived their rights to participate in any liquidating distribution with respect to their initial shares. There will be no distribution from our trust account with respect to our warrants.

We anticipate that, if we are unable to complete the Merger with Select Staffing, the following will occur:

•

our board of directors will convene and adopt a resolution providing for our dissolution, which it will then vote to recommend to our stockholders; at such time our board of directors will also cause to be prepared a preliminary proxy statement relating to our dissolution as well as our board of directors’ recommendation of such dissolution;

•	we will promptly file our preliminary proxy statement with the SEC;

•

if the SEC does not review the preliminary proxy statement, then, approximately 10 days following our filing of the preliminary proxy statement, we will mail the definitive proxy statement to our stockholders, and 10-20 days thereafter we will convene a meeting of our stockholders, at which they will vote on our dissolution; and

•

if the SEC does review the preliminary proxy statement, we currently estimate that we will receive SEC comments 30 days after the filing of such preliminary proxy statement. We would then mail the definitive proxy statement to our stockholders following the conclusion of the comment and review process (the length of which we cannot predict with any certainty, and which may be substantial) and we will convene a meeting of our stockholders, at which they will vote on our dissolution.

We expect that all costs associated with the implementation and completion of our dissolution will be funded by any remaining net assets not held in our trust account, although we cannot assure you that there will be sufficient funds for such purpose. If such funds are insufficient, we anticipate that our management will advance us the funds necessary to complete such dissolution and liquidation (currently anticipated to be no more than approximately $15,000).

We will not liquidate our trust account unless and until our stockholders approve our dissolution. Accordingly, the foregoing procedures may result in substantial delays in our liquidation and the distribution to our public stockholders of the funds in our trust account and any remaining net assets as part of our dissolution and liquidation.

Q.	Do Atlas stockholders have any appraisal rights?

A.    No. Under the Delaware General Corporation Law, or the DGCL, holders of our common stock do not have appraisal rights in connection with the Extension Proposal or the Trust Amendment Proposal. In connection with the Merger, assuming our securities remain listed on a national securities exchange, our stockholders will not have the right to demand appraisal of their securities pursuant to the Merger Agreement and/or under Delaware law.

Q.	Will a vote on the Extension Proposal, the Trust Amendment Proposal and/or the Adjournment Proposal impact my conversion rights in connection with the Merger?

A.    No. Your vote on the Extension Proposal, the Trust Amendment Proposal and/or the Adjournment Proposal will have no impact on your conversion rights. The Merger must be approved and completed for us to convert your shares into a pro rata portion of the trust account.

Q.	What do I need to do now?

A.    You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Extension Proposal and the Trust Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a broker, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I vote?

A.    If you were a holder of record of our common stock on December 30, 2009, the record date for the special meeting, you may vote with respect to the applicable proposals in person at the special meeting, or by submitting a proxy. You may submit your proxy by phone, over the Internet or by completing, signing, dating and returning the enclosed proxy card in the pre-addressed postage-paid envelope provided. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares that you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q.	What will happen if I abstain from voting or fail to vote at the special meeting?

A.    We will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention, or failure to vote, on each of the Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal will have the same effect as a vote “AGAINST” the proposal.

Q.	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A.    Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders.

Q.	If I am not going to attend the special meeting, should I return my proxy card instead?

A.    Yes. Whether or not you plan to attend the special meeting of stockholders, after carefully reading and considering the information contained in this proxy statement and the annexes hereto, please promptly submit your proxy by phone, over the Internet or by completing, signing, dating and returning your proxy card in the pre-addressed postage-paid envelope provided as soon as possible, so that your shares may be represented at the special meeting of stockholders.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.    No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the Extension Proposal will be considered nondiscretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purpose of determining the existence of a quorum, but will not count for purposes of determining the number of votes cast at the special meeting. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. A broker non-vote will have the same effect as a vote “AGAINST” the Extension Proposal and will have no effect on the Adjournment Proposal.

Q.	May I change my vote after I have mailed my signed proxy card?

A.    Yes. You may change your vote by (i) sending a later-dated, signed proxy card to our proxy solicitor at the address listed in this proxy statement so that it is received by us prior to the vote at the special meeting, or (ii) attending the special meeting and voting in person. You also may revoke your proxy by sending a notice of revocation to our proxy solicitor, which must be received by our proxy solicitor prior to the vote at the special meeting.

Q.	What should I do if I receive more than one set of voting materials?

A.    You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive (either by phone, Internet or mail) in order to cast your vote with respect to all of your shares.

Q.	Who is paying the expenses associated with this proxy solicitation and the additional expenses incurred in connection with the Merger during the period from January 23, 2010 to February 16, 2010?

A.    All costs related to the solicitation of proxies on behalf of our board of directors will be borne by us. If the Extension Proposal and the Trust Amendment Proposal are approved, we will incur substantial expenses in seeking to complete the Merger, in addition to expenses incurred in proposing the Extension Proposal and the Trust Amendment Proposal. We do not have sufficient funds outside of the trust account to pay these expenses. Most of the consideration payable to our financial advisor is contingent upon consummation of the Merger. Other service providers have agreed to defer a portion of their fees and expenses until consummation of the Merger, the distribution of additional interest income from our trust account, and/or the expected refunding of certain previous income tax payments if our corporate existence is terminated and we are required to liquidate. Nevertheless, if the Merger is not completed and the expenses are not satisfied, such providers would be subject to the indemnification obligations that James N. Hauslein and Gaurav V. Burman have to us to ensure that the claims of such providers do not reduce funds in our trust account. If these indemnification obligations are not performed or are inadequate, it is possible that these service providers could seek to recover these expenses from the trust account, which could ultimately deplete the trust account and reduce a stockholder’s pro rata portion of the funds available in the trust account upon liquidation. Based on our estimated debts and obligations, it is not currently expected that Messrs. Hauslein and Burman will have any exposure under their indemnification obligations. Moreover, we do not believe that the limited earnings on the trust account will have a significant adverse impact on our ability to incur required expenses and complete the Merger.

Q.	Who can help answer my questions?

A.    If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact our proxy solicitor, at:

Karen Smith

Advantage Proxy

24925 13th Place South

Des Moines, Washington 98198

Toll Free Telephone: (877) 870-8565

To obtain timely delivery, stockholders must request the materials no later than January 13, 2010.

You may also obtain additional information about our company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the proposals to be considered at the special meeting, you should read this entire proxy statement carefully, including the annexes. See also the section entitled “Where You Can Find More Information.”

The Extension Proposal

General

We were formed for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business, referred to herein as our business combination.

The Merger is a “business combination” under our charter and we do not believe that we will be able to complete the Merger by January 23, 2010. Our board of directors believes the Merger to be advisable and fair to, and in the best interests of, our stockholders, and because we and Select Staffing may not be able to complete the Merger by January 23, 2010, we need to extend the time for closing the Merger to February 16, 2010.

The Extension Proposal, if approved, will provide for the amendment of our current charter to extend the date by which we must complete a business combination from January 23, 2010 to February 16, 2010, before our corporate existence terminates and we are required to liquidate our trust account and distribute the proceeds to holders of our Public Shares.

Pursuant to the Merger Agreement, approval of the Extension Proposal is a precondition to the consummation of the Merger. If either the Extension Proposal or the Trust Amendment Proposal is not approved, the Merger will not be presented to stockholders for a vote, and we will liquidate our trust account and distribute the proceeds to holders of our Public Shares. If the Extension Proposal and the Trust Amendment Proposal are approved, we will hold a special meeting of stockholders to approve the Merger and related proposals. Approval of the Merger would require the affirmative vote of a majority of our Public Shares. In addition, if holders of 30% or more of the Public Shares vote against the Merger and demand that their Public Shares be converted into a pro rata portion of the trust account, we will not, pursuant to the terms of our charter, be permitted to consummate the Merger.

Potential Rescission Rights and Damages Claims

You should be aware that because our initial public offering prospectus did not disclose that we may seek to amend our charter and the trust agreement prior to the consummation of a business combination, or that we may use funds in the trust account to secure approval of the stockholder proposals as discussed in this proxy statement, each purchaser of our securities in our initial public offering may have securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security). Rescission and damages claims would not necessarily be finally adjudicated by the time the proposed Merger with Select Staffing may be completed, and such claims would not be extinguished by consummation of the Merger. Such claims may entitle stockholders asserting them to more than the pro rata share of the trust account to which they are entitled upon conversion or liquidation, as well as punitive damages.

Even if you do not pursue such claims, others may. If they do, holders of such claims, who may include all stockholders who purchased shares issued in our initial public offering, might seek to have the claims satisfied from funds in the trust account. If proposing the Extension Proposal and/or the Trust Amendment Proposal results in us incurring material liability as a result of potential securities law claims, the trust account could be depleted to the extent of any judgments arising from such claims, together with any expenses related to defending such claims that are not fully indemnified. A consequence might be that the amount being held in the trust account is diminished. We cannot predict whether stockholders will bring such claims, how many might bring them or the extent to which they might be successful. Moreover, attendant litigation could result in a delay in payments to stockholders of trust account funds on conversion or liquidation.

Although we have received an opinion concerning the validity of the proposed amendment to our charter that is the subject of the Extension Proposal, we did not seek the opinion of any legal advisor about possible rescission or damage claims related to seeking such charter amendment. In light of our current financial condition, we determined that any such opinion would be of less value to us and our stockholders than the costs of obtaining one, and did not approach any third party about obtaining a legal opinion. In addition, we believe that the significant costs that stockholders would incur in prosecuting rescission or damage claims will deter such suits.

As discussed in more detail in the section entitled “The Proposed Merger — Our Board of Directors’ Reasons for the Approval of the Merger,” our board of directors considered a number of potentially negative factors in its deliberations concerning the proposed Merger and related matters, including the Extension Proposal. However, those potentially countervailing factors did not, individually or in the aggregate, outweigh the advantages of the Merger. After weighing all of the different factors, our board of directors unanimously approved the Merger and believes it is in the best interests of our stockholders to approve the Extension Proposal and the Trust Amendment Proposal.

Certain Interests of Related Parties in the Extension Proposal

When you consider the recommendation of our board of directors in favor of approval of the Extension Proposal, you should keep in mind that our directors and officers have interests in the Extension Proposal and the Merger that are different from, or in addition to, your interests as a stockholder. Our founders, including our current directors and executive officers, beneficially own 5,000,000 initial shares that were purchased prior to the consummation of our initial public offering for an aggregate purchase price of $20,000, or approximately $0.004 per share. Our founders are not entitled to receive any of the cash proceeds that may be distributed upon our liquidation with respect to their initial shares. Additionally, our founders purchased 5,800,000 insider warrants for an aggregate purchase price of $5,800,000, or $1.00 per warrant, in a private placement that occurred immediately prior to our initial public offering. Additionally, Messrs. Hauslein and Burman purchased an additional 1,100,000 warrants in open market transactions following our initial public offering. Therefore, if either the Extension Proposal or the Trust Amendment Proposal is not approved and we do not consummate the Merger by January 23, 2010 and we are forced to liquidate, such initial shares and the warrants held by our founders will be worthless. Additionally, the transactions contemplated by the Merger Agreement provide that Messrs. Hauslein and Burman will be directors of our company after the closing of the Merger. As such, in the future Messrs. Hauslein and Burman will receive any cash fees, stock options or stock awards that our board of directors determines to pay to its other non-executive directors.

These financial interests of our founders may have influenced their decision to pursue the Extension Proposal and the Trust Amendment Proposal. In considering the recommendations of our board of directors to vote for the Extension Proposal and other proposals, you should consider these interests. These interests are more fully discussed under the section entitled “Proposals to be Considered at the Special Meeting — The Extension Proposal — Certain Interests of Related Parties in the Extension Proposal.”

See the section entitled “Proposals to be Considered at the Special Meeting — The Extension Proposal” for additional information about the Extension Proposal.

The Trust Amendment Proposal

As indicated above, our board of directors believes the Merger to be advisable and fair to, and in the best interests of, our stockholders, and because we and Select Staffing may not be able to complete the Merger by January 23, 2010, we need to extend the time for closing the Merger to February 16, 2010.

The Trust Amendment Proposal, if approved, will provide for the amendment of the trust agreement entered into in connection with our initial public offering to extend the date by which we must complete a business combination to February 16, 2010, before we are required to liquidate our trust account and distribute the proceeds to holders of our Public Shares.

If the Trust Amendment Proposal is not approved, the Merger will not be presented to stockholders for a vote, and we will liquidate our trust account and distribute the proceeds to holders of our Public Shares. If the Trust Amendment Proposal and the Extension Proposal are approved, we will hold a special meeting of stockholders to approve the Merger and related proposals. Approval of the Merger would require the affirmative vote of a majority of our Public Shares. In addition, if holders of 30% or more of the Public Shares vote against the Merger and demand that their Public Shares be converted into a pro rata portion of the trust account, we will not, pursuant to the terms of our charter, be permitted to consummate the Merger.

Amendments to our trust agreement require the prior written consent of the representatives of the underwriters for our initial public offering, Lazard Capital Markets LLC and Morgan Stanley & Co. Incorporated, each of whom has provided such consent.

When you consider the recommendation of our board of directors in favor of approval of the Trust Amendment Proposal, as well as the consent of our underwriters’ representatives, you should keep in mind that our directors and officers and those representatives have interests in the Trust Amendment Proposal and the Merger that are different from, or in addition to, your interests as a stockholder. These interests are more fully discussed under the section entitled “Proposals to be Considered at the Special Meeting — The Trust Amendment Proposal — Certain Interests of Related Parties in the Trust Amendment Proposal.”

See the section entitled “Proposals to be Considered at the Special Meeting — The Trust Amendment Proposal” for additional information about the Trust Amendment Proposal.

The Adjournment Proposal

If, based on the tabulated vote, there are not sufficient votes at the time of the special meeting to approve the Extension Proposal and the Trust Amendment Proposal, the Adjournment Proposal allows our board of directors to adjourn or postpone the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation of proxies. See the section entitled “Proposals to be Considered at the Special Meeting — The Adjournment Proposal” for additional information.

The Proposed Merger

The Parties

Atlas

We are a Delaware blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business, which we refer to as our business combination.

We received gross proceeds of $200,000,000 from our initial public offering. Of those proceeds, (i) we deposited $194,200,000 into a trust account at Bank of America, maintained by American Stock Transfer & Trust Company, as trustee, which included $8,955,000 of deferred underwriting discounts and commissions; (ii) the underwriters of our initial public offering, Lazard Capital Markets and Morgan Stanley, received $5,045,000 in underwriting discounts and commissions (excluding the deferred underwriting discounts and commissions); and (iii) we retained $755,000 for offering expenses and to fund our initial working capital. In addition, we deposited into the trust account gross proceeds of $5,800,000 received from the sale of 5,800,000 insider warrants to James N. Hauslein, Gaurav V. Burman, Sir Peter Burt, Michael T. Biddulph, Michael W. Burt and Promethean plc, which sale was consummated concurrently with the closing of our initial public offering. Each insider warrant was purchased at a price of $1.00 per warrant and has an exercise price of $7.00.

If we are unable to complete the Merger by January 23, 2010 (February 16, 2010 if the Extension Proposal and the Trust Amendment Proposal are approved), our corporate existence will automatically terminate in accordance with our current charter, we will dissolve and liquidate and promptly distribute to holders of our Public Shares funds held in our trust account. In the event of our liquidation, our warrants will expire worthless.

Our common stock, units and warrants are currently listed on the NYSE Amex under the symbols AXG, AXG.U and AXG.WT, respectively. We intend to seek to list our common stock on the New York Stock Exchange effective upon the consummation of the Merger.

The mailing address of our principal executive office is c/o Hauslein & Company, 11450 SE Dixie Highway, Suite 106, Hobe Sound, Florida 33455, and our telephone number is (772) 545-9042.

Select Staffing

Select Staffing is a leading national provider of temporary staffing services in the United States. Through a network of company-owned and franchise agent offices (independent contractor franchisees and licensees of Select Staffing that recruit job applicants, solicit job orders, fill those orders, and assist with collection matters upon request), Select Staffing offers a wide range of temporary staffing solutions for over 200 job classifications across a range of service categories including light industrial, clerical/administrative, accounting, financial services, information technology, manufacturing, transportation, human resources and sales and marketing. Select Staffing provides its services in 45 states through 355 offices, of which 202 are company-owned and 153 are franchise agent offices. During its fiscal year ended December 28, 2008, Select Staffing placed approximately 250,000 temporary employees and provided staffing services to over 20,000 customers, none of which accounted for more than 4% of Select Staffing’s revenues.

Koosharem Corporation was incorporated in California in 1989. In 2000, Koosharem purchased the stock of Select Temporaries Inc., founded in Santa Barbara, California in 1985, and began doing business as “Select Staffing.”

Select Staffing’s executive offices are located at 3820 State Street, Santa Barbara, CA 93105, and its telephone number is (800) 688-6162.

New Koosharem Corporation

Select Staffing recently formed New Koosharem Corporation, a California corporation, which, through a series of preliminary transactions that will take place prior to the consummation of the Merger, will become the parent corporation of Select Staffing and the current shareholders of Select Staffing will become shareholders of New Koosharem Corporation. New Koosharem Corporation will be merged with and into Atlas pursuant to the Merger, the separate existence of New Koosharem Corporation will terminate, and Select Staffing will become a limited liability company and a wholly owned subsidiary of our company.

Structure of the Merger

Pursuant to the terms of the Merger Agreement, New Koosharem Corporation will be merged with and into our company, with our company surviving the Merger and Select Staffing becoming our wholly owned subsidiary. As a result of the preliminary transactions that will take place prior to the consummation of the Merger, all of the outstanding stock of New Koosharem Corporation, including shares of stock issued upon exercise of Select Staffing options, will be automatically converted into the right to receive an aggregate of 24,723,000 shares of our common stock, subject to certain adjustments. Depending on the level of Select Staffing debt immediately prior to the Merger, Select Staffing’s current shareholders are expected to own between approximately 40% and 45% of our outstanding stock immediately after the Merger. In addition, Select Staffing’s current executive officers will become our executive officers. Select Staffing’s shareholders will also be entitled to receive up to 6.0 million additional shares of our common stock based on the EBITDA of our combined company during the fiscal year ending December 26, 2010 (with 2.0 million of such shares being automatically issued if our stock price exceeds $15.00 during the period specified in the Merger Agreement).

The parties to the Merger Agreement intend to consummate the Merger as promptly as practicable after approval of the Merger by Atlas stockholders (and assuming holders of less than 30% of our Public Shares vote against the Merger and demand conversion of their shares into cash) and the other conditions specified in the Merger Agreement have been satisfied or waived, including a restructuring of Select Staffing’s indebtedness and the receipt of historical and pro forma financial statements that we will be required to file with the SEC following the Merger. We currently expect that the conditions specified in the Merger Agreement will be satisfied in mid-February 2010.

For more information, see the section entitled “The Proposed Merger.”

If the Merger is not completed by January 23, 2010 (February 16, 2010 if the Extension Proposal and the Trust Amendment Proposal are approved), our corporate existence will automatically terminate in accordance with our charter and we will thereafter begin the process to dissolve and liquidate. In any liquidation of our company, the funds deposited in our trust account, plus any interest earned thereon, less reserves for and claims requiring payment from our trust account by creditors who have not waived their rights against our trust account, if any, will be distributed pro rata to the holders of our Public Shares.

You are not being asked to vote on the proposed Merger at this time. A definitive proxy statement will be mailed to stockholders relating to a stockholders’ meeting for a vote on the proposed Merger. If the Extension Proposal and the Trust Amendment Proposal are approved, we will seek stockholder approval of the Merger at that subsequent meeting.

Reasons for the Merger

Our board of directors carefully evaluated the agreements relating to the proposed Merger and reviewed industry and financial data in considering whether the Merger was advisable and fair to, and in the best interests of, our stockholders. While we considered numerous companies and acquisition opportunities in various industries in our search for an attractive business combination candidate, we did not believe that any of those candidates would be as attractive to public stockholders as the proposed Merger with Select Staffing. Based upon its assessment of the staffing services industry and its evaluation of Select Staffing’s growth potential within that industry, our board of directors unanimously approved the Merger and determined that it is advisable and fair to, and in the best interests of, our company and our stockholders.

Our board of directors considered a wide variety of factors in connection with its evaluation of the Merger. In light of the complexity of those factors, our board of directors, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. Individual members of our board of directors may have given different weight to different factors.

Our board of directors was cognizant of our termination date of January 23, 2010, but ultimately evaluated the potential business combination with Select Staffing strictly on the quantitative and qualitative information regarding Select Staffing and its business that was available. Since completion of our initial public offering, our board of directors has been regularly kept apprised of potential business combination targets and management’s discussions with and evaluation of such targets. We engaged in an ongoing and systematic search for potential business combination candidates, deciding on our own accord in various situations to terminate discussions with potential candidates when determined by our management that such candidates did not ultimately represent the investment opportunity that we wanted to present to our stockholders.

It is a requirement that any business acquired by us have a fair market value equal to least 80% of our trust account balance (excluding amounts payable for deferred underwriting discounts and commissions) at the time of such acquisition. Our board of directors valued Select Staffing at approximately $869 million to $1,314 million. Such range of values exceeds 80% of the balance of our trust account (excluding deferred underwriting discounts and commissions), or approximately $152.8 million, and our board accordingly concluded that the 80% requirement contained in our charter was met. Our board of directors believes that because of the financial skills and background of its directors, it was qualified to conclude that the business combination with Select Staffing met this requirement.

The Special Meeting

Vote of Our Founders

As of the record date for the special meeting, our founders owned 20% of our outstanding shares of common stock, which reflects 5,000,000 initial shares purchased prior to our initial public offering. Our founders have informed us that they intend to vote their shares in favor of the Extension Proposal and, if necessary, the Adjournment Proposal (the vote of their initial shares will have no effect on the Trust Amendment Proposal because that proposal requires the affirmative vote of a majority of our Public Shares).

Date, Time and Place of Special Meeting

The special meeting of stockholders will be held at 10:30 a.m., Eastern time, on January 20, 2010, at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, New York 10166, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock at the close of business on December 30, 2009, which is the record date for the special meeting. You are entitled to one vote for each share of common stock that you owned at the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 25,000,000 shares of our common stock outstanding, 20,000,000 of which are Public Shares and 5,000,000 of which are initial shares.

Quorum and Required Vote for Stockholder Proposals

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if a majority of the common stock outstanding and entitled to vote at the special meeting is represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

Approval of the Extension Proposal requires the affirmative vote of a majority of the shares of our common stock issued and outstanding as of the record date.

Approval of the Trust Amendment Proposal requires the affirmative vote of a majority of our Public Shares.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting.

Abstentions are considered present for purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Broker non-votes will have the same effect as a vote “AGAINST” the Extension Proposal and the Trust Amendment Proposal and will have no effect on the Adjournment Proposal.

Recommendation to Atlas Stockholders

Our board of directors unanimously recommends that our stockholders vote “FOR” each of the Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Proxies

Proxies may be solicited by mail, telephone or in person. Our proxy solicitor is Advantage Proxy, 24925 13th Place South, Des Moines, Washington 98198. Their toll free telephone number is (877) 870-8565.

If you grant a proxy, you may still vote your shares in person if you revoke your proxy before the vote at the special meeting. You may also change your vote by submitting a later-dated proxy as described in the section entitled “The Special Meeting — Revoking Your Proxy.”

THE SPECIAL MEETING

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at our special meeting of stockholders to be held at 10:30 a.m., Eastern time, on January 20, 2010, and at any adjournments or postponements thereof. This proxy statement is first being furnished to our stockholders on or about January 8, 2010. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place of Special Meeting

The special meeting will be held on January 20, 2010, at 10:30 a.m., Eastern time, at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, New York 10166, or such other date, time and place to which such meeting may be adjourned or postponed.

Purpose of the Special Meeting

At the special meeting, we will ask holders of our common stock to consider and vote upon the following proposals:

•	a proposal to amend our charter to extend the date by which we must complete a business combination from January 23, 2010 to February 16, 2010, before we are required to liquidate;

•	a proposal to amend the trust agreement entered into in connection with our initial public offering to extend the date by which our trust account must be liquidated to February 16, 2010; and

•

a proposal to approve adjournment or postponement of the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are not sufficient votes to approve the Extension Proposal.

You are not being asked to vote on the proposed Merger at this time. A definitive proxy statement will be mailed to stockholders relating to a stockholders’ meeting for a vote on the proposed Merger. If the Extension Proposal and the Trust Amendment Proposal are approved, we will seek stockholder approval of the Merger at that subsequent meeting.

Recommendation of Atlas Board of Directors

Our board of directors unanimously recommends that our stockholders vote “FOR” each of the Extension Proposal and the Adjournment Proposal.

Record Date; Who is Entitled to Vote

We have fixed the close of business on December 30, 2009 as the record date for determining the stockholders entitled to notice of and to attend and vote at the special meeting of stockholders. As of the close of business on the record date, there were 25,000,000 shares of our common stock outstanding and entitled to vote, 20,000,000 of which are Public Shares and 5,000,000 of which are initial shares. Each share of our common stock is entitled to one vote per share at the special meeting.

Quorum and Vote Required for Stockholder Proposals

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if a majority of our common stock outstanding and entitled to vote at the special meeting is represented in person or by proxy. Abstentions and broker non-votes, which are discussed further below, will count as present for the purposes of establishing a quorum.

Approval of the Extension Proposal requires the affirmative vote of a majority of the shares of our common stock issued and outstanding as of the record date.

Approval of the Trust Amendment Proposal requires the affirmative vote of a majority of our Public Shares.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote thereon at the special meeting.

As of the record date, our founders owned initial shares representing an aggregate of 20% of the issued and outstanding shares of our common stock, which were acquired prior to the consummation of our initial public offering. Our founders do not own any Public Shares. All of these stockholders have informed us that they intend to vote their shares in favor of the Extension Proposal and, if necessary, the Adjournment Proposal (the vote of their initial shares will have no effect on the Trust Amendment Proposal because that proposal requires the affirmative vote of a majority of our Public Shares).

Abstentions and Broker Non-Votes

Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the Extension Proposal will be considered non-discretionary and, therefore, your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions will have the same effect as a vote “AGAINST” the Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal. A broker non-vote will have the same effect as a vote “AGAINST” the Extension Proposal and the Trust Amendment Proposal but, while considered present for the purposes of establishing a quorum, will have no effect on the Adjournment Proposal.

Voting Your Shares

Each share of common stock that you own in your name entitles you to one vote, in each case, on the applicable proposals. Your one or more proxy cards show the number of shares of our common stock that you own. There are two ways to vote your shares of common stock:

•

You can vote by phone, over the Internet or by completing, signing, dating and returning the enclosed proxy card in the pre-addressed postage-paid envelope provided. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return a proxy card but do not give instructions on how to vote your shares, your shares of common stock will be voted as recommended by our board of directors: “FOR” the Extension Proposal, “FOR” the Trust Amendment Proposal and, if necessary, “FOR” the Adjournment Proposal.

•

You can attend the special meeting of stockholders and vote in person. You will be given a ballot when you arrive. If your shares of common stock are held in the name of your broker, bank or other nominee, however, you must get a “Legal Proxy” from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the vote at the special meeting, or before the vote at such meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify Advantage Proxy, our proxy solicitor, at the address set forth herein in writing before the vote at the special meeting that you have revoked your proxy; or

•	you may attend the special meeting, revoke your proxy and vote in person, as indicated above.

No Additional Matters May Be Presented at the Special Meeting

The special meeting has been called only to consider the approval of the Extension Proposal and the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting if they are not included in the notice of the special meeting.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call our proxy solicitor, Advantage Proxy, toll free at (877) 870-8565.

Proxy Solicitation Costs

We are soliciting proxies on behalf of our board of directors. All solicitation costs will be paid by us. You will need to obtain your own Internet access, however, if you choose to access the proxy materials and/or vote over the Internet. This solicitation is being made by mail but also may be made by telephone or in person. We and our directors and officers may also solicit proxies in person, by telephone or by other electronic means, including e-mail and facsimile.

We have hired Advantage Proxy to assist in the proxy solicitation process. In December 2009, Advantage Proxy was paid a fee of $5,000. If the Merger is successfully closed, we will pay Advantage Proxy an additional contingent fee of $7,500.

Select Staffing is paying the costs of printing this proxy statement, and our legal counsel has agreed to defer a portion of its fees and expenses until consummation of the Merger, the distribution of additional interest income from our trust account, and/or the expected refunding of certain previous income tax payments if our corporate existence is terminated and we are required to liquidate. We do not expect that any of the other costs related to this proxy statement or the solicitation of proxies will be significant. Nevertheless, all such solicitation-related expenses, as well as other expenses incurred by us in connection with the proposed Merger, will reduce the funds available to us after the Merger (assuming such transaction is approved) for repaying Select Staffing indebtedness and for working capital and other general corporate purposes.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward our proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse the banks, brokers and other institutions for their reasonable expenses.

Our company and our directors and executive officers will be participants in the solicitation of proxies. In addition, Lazard Capital Markets and Morgan Stanley may provide assistance to our company and our directors and executive officers and, if so, will be participants in the solicitation of proxies. If the Merger is consummated, our underwriters will received deferred underwriting discounts and commissions. Our underwriters have agreed to reduce their deferred underwriting discounts and commissions to 4.4775% of the amount of funds held in our trust account, reduced by the aggregate amounts payable to holders of Public Shares who elect to convert their shares into a pro rata portion of our trust account, as well as all payments made by us to secure stockholder approval of the Merger (subject to further reduction of up to $1,250,000 to the extent we pay fees to Deutsche Bank for assistance in connection with the Merger). This agreement reflects a reduction from the original $8,955,000 of deferred underwriting discounts and commissions held in our trust account. If the Merger is not consummated and we are required to be liquidated, the underwriters will not receive any of their deferred underwriting discounts and commissions. Stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation.

Vote of Atlas Founders

As of December 30, 2009, the record date for the special meeting, our founders beneficially owned and were entitled to vote 5,000,000 shares, which collectively constitute 20% of our issued and outstanding common stock. Our founders have informed us that they intend to vote in favor of the Extension Proposal and, if necessary, the Adjournment Proposal (the vote of their initial shares will have no effect on the Trust Amendment Proposal because that proposal requires the affirmative vote of a majority of our Public Shares).

Liquidation If No Business Combination

Our charter currently provides for our mandatory liquidation in the event that we do not consummate a business combination by January 23, 2010. If we do not complete a business combination by January 23, 2010 (February 16, 2010 if the Extension Proposal and the Trust Amendment Proposal are approved), we will dissolve pursuant to Section 275 of the DGCL. In connection with such dissolution, we will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount in our trust account, inclusive of any interest, plus any remaining net assets. Our founders have waived their rights to participate in any liquidation distribution with respect to their initial shares. There will be no distribution from our trust account with respect to our warrants.

We anticipate that, if we are unable to complete the business combination with Select Staffing, the following will occur:

•

our board of directors will convene and adopt a resolution providing for our dissolution, which it will then vote to recommend to our stockholders; at such time our board of directors will also cause to be prepared a preliminary proxy statement relating to our dissolution as well as our board of directors’ recommendation of such dissolution;

•	we will promptly file our preliminary proxy statement with the SEC;

•

if the SEC does not review the preliminary proxy statement, then, approximately 10 days following our filing of the preliminary proxy statement, we will mail the definitive proxy statement to our stockholders, and 10-20 days thereafter we will convene a meeting of our stockholders, at which they will vote on our dissolution; and

•

if the SEC does review the preliminary proxy statement, we currently estimate that we will receive SEC comments 30 days after the filing of such preliminary proxy statement. We would then mail the definitive proxy statement to our stockholders following the conclusion of the comment and review process (the length of which we cannot predict with any certainty, and which may be substantial) and we will convene a meeting of our stockholders, at which they will vote on our dissolution.

We expect that all costs associated with the implementation and completion of our dissolution will be funded by any remaining net assets not held in our trust account, although we cannot assure you that there will be sufficient funds for such purpose. If such funds are insufficient, we anticipate that our management will advance us the funds necessary to complete such dissolution and liquidation (currently anticipated to be no more than approximately $15,000).

We will not liquidate our trust account unless and until our stockholders approve our dissolution. Accordingly, the foregoing procedures may result in substantial delays in our liquidation and the distribution to our public stockholders of the funds in our trust account and any remaining net assets as part of our dissolution and liquidation.

Actions that May Be Taken to Secure Approval of Our Stockholders

If holders of 50% or more of our Public Shares vote against the Trust Amendment Proposal, we do not expect that we will have sufficient time to consummate the Merger. Although there is no current intention to do so, to preclude such possibility, we, our founders, Select Staffing and/or our or their respective affiliates may negotiate agreements to provide for the purchase of Public Shares from certain holders who indicate their intention to vote against the Extension Proposal and/or the Trust Amendment Proposal. We expect that any such agreements related to the proposals described in this proxy statement would also include agreements to provide such holders of Public Shares with incentives to vote in favor of the Merger. Agreements of such nature would only be entered into and effected at a time when we, our founders, Select Staffing and/or our or their respective affiliates are not aware of any material nonpublic information regarding us, our securities or Select Staffing. Definitive arrangements have not yet been determined but might include:

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agreements between us and certain holders of Public Shares pursuant to which we would agree to purchase Public Shares from such holders immediately after the closing of the Merger for the price and fees specified in the agreements; or

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agreements with third parties to be identified pursuant to which the third parties would purchase Public Shares during the period beginning on the date that we file our definitive proxy statement. Such agreements would also provide for us, immediately after the closing of the Merger, to purchase from the third parties all of the Public Shares purchased by them for the price and fees specified in the agreements.

Purchases pursuant to such agreements ultimately paid for with funds originating from our trust account would reduce the funds available to us after the Merger for repaying outstanding Select Staffing indebtedness and for working capital and general corporate purposes. Nevertheless, in all events there will be sufficient funds available to us from our trust account to pay the holders of all Public Shares that are properly converted in connection with the Merger vote.

It is possible that the special meeting of stockholders could be adjourned or postponed to provide time to seek out and negotiate such transactions if, at the time of the meeting, it appears that the requisite vote to approve the Extension Proposal and/or the Trust Amendment Proposal will not be obtained, assuming that the Adjournment Proposal is approved. Also, under Delaware law, our board of directors may postpone the special meeting of stockholders at any time prior to it being called in order to provide time to seek out and negotiate such transactions. In no event will we adjourn or postpone the special meeting of stockholders or consummate the Merger beyond the date by which we may properly do so under our charter and Delaware law.

As of the date of this proxy statement, no agreements to such effect have been entered into with any such investor or holder. In the event that any agreements are entered into or any purchases of our common stock are made by us, our founders, Select Staffing or any of our or their respective affiliates after the mailing of this proxy statement to stockholders but prior to the special meeting of our stockholders, we will file a Current Report on Form 8-K within four business days of entering into any such agreements or making any such purchases or otherwise prior to the special meeting of stockholders. Any such report will include descriptions of the agreements entered into or significant purchases by any of the aforementioned persons. If members of our board of directors or officers make purchases pursuant to such arrangements, they will be required to report these purchases on beneficial ownership reports filed with the SEC within two business days of such transactions.

THE PROPOSED MERGER

The following is a brief summary of the terms of the Merger Agreement that we entered into with Select Staffing. You are not being asked to vote on the proposed Merger at this time. A definitive proxy statement will be mailed to stockholders relating to a stockholders’ meeting for a vote on the proposed Merger, which will contain important information regarding the Merger. If the Extension Proposal and the Trust Amendment Proposal are approved, we will seek stockholder approval of the Merger at that subsequent meeting.

We are a blank check company formed under the laws of the state of Delaware on September 6, 2007 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business.

We received gross proceeds of $200,000,000 from our initial public offering. Of those proceeds, (i) we deposited $194,200,000 into a trust account at Bank of America, maintained by American Stock Transfer & Trust Company, as trustee, which included $8,955,000 of deferred underwriting discounts and commissions; (ii) the underwriters of our initial public offering, Lazard Capital Markets and Morgan Stanley, received $5,045,000 in underwriting discounts and commissions (excluding the deferred underwriting discounts and commissions); and (iii) we retained $755,000 for offering expenses and to fund our initial working capital. In addition, we deposited into the trust account gross proceeds of $5,800,000 received from the sale of 5,800,000 insider warrants to James N. Hauslein, Gaurav V. Burman, Sir Peter Burt, Michael T. Biddulph, Michael W. Burt and Promethean plc, which sale was consummated concurrently with the closing of our initial public offering. Each insider warrant was purchased at a price of $1.00 per warrant and has an exercise price of $7.00.

Structure of the Merger

Pursuant to the Merger Agreement, a recently formed holding company for Select Staffing will merge with and into our company, with our company being the surviving entity and Select Staffing becoming our wholly owned subsidiary.

Merger Consideration

We will issue to Select Staffing’s shareholders an aggregate of 24,723,000 shares of our common stock, subject to certain adjustments. The aggregate number of shares to be issued to Select Staffing’s shareholders will also be decreased by one share for each $10 of Select Staffing debt as of the closing date of the Merger above $518.0 million and will be increased by one additional share for each $10 of Select Staffing debt as of the closing of the Merger below $518.0 million, subject to a maximum increase of 1.3 million shares. In addition, Select Staffing’s shareholders will be entitled to receive up to 6.0 million additional shares as follows:

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We will issue 2.0 million shares to Select Staffing shareholders if the last sales price of our common stock equals or exceeds $15.00 per share (as adjusted for any stock splits) for any 20 trading days within any 30-trading-day period ending 45 days after we file our annual report on Form 10-K with respect to the fiscal year ending December 26, 2010.

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If we issue the 2.0 million shares (because our stock price is at least $15.00 during the specified period), we will issue up to 4.0 million additional shares if the fiscal 2010 EBITDA of our combined company (with add backs for expenses incurred in connection with the Merger) exceeds $98.0 million, at the rate of one additional share for each $3.75 of EBITDA over a $98.0 million threshold.

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If we do not issue the 2.0 million shares (because our stock price is not at least $15.00 during the specified period), we will issue up to 6.0 million shares if the fiscal 2010 EBITDA of our combined company (with add backs for expenses incurred in connection with the Merger) exceeds $98.0 million, at the rate of one additional share for each $2.50 of EBITDA over a $98.0 million threshold.

Pursuant to Select Staffing’s 2006 Stock Incentive Plan, upon consummation of the Merger, all vesting restrictions on shares of restricted stock will lapse in full. In addition, all outstanding options that are not exercised will terminate upon consummation of the Merger.

Closing

The closing of the Merger will take place no later than the second business day after the satisfaction or waiver of all conditions set forth in the Merger Agreement, or such other date as we and Select Staffing may agree.

Our Board of Directors’ Reasons for the Approval of the Merger

Our board of directors carefully evaluated the agreements relating to the proposed Merger and reviewed industry and financial data in considering whether the terms of the Merger were advisable and fair to, and in the best interests of, our stockholders. Based upon our assessment of the staffing services industry, our evaluation of Select Staffing’s growth potential within that industry, and our analysis of the other factors described below, our board of directors unanimously approved the Merger with Select Staffing and determined that it is advisable and fair to, and in the best interests of, our stockholders.

In determining that the Merger is advisable and fair to, and in the best interests of, our stockholders, our board of directors utilized objective standards generally accepted by the financial community, such as actual historical and projected future revenues and EBITDA, and comparable industry multiples. Our board of directors and representatives also had discussions with members of Select Staffing’s management concerning Select Staffing’s financial condition, current and historical operating results, projected growth and business outlook generally.

In arriving at its decision to approve the Merger and related proposals, our board of directors relied on an analysis and/or review of a number of positive factors, including, but not limited to:

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Select Staffing’s potential for future growth. Our board of directors believes that Select Staffing has the appropriate infrastructure in place and is competitively positioned in the staffing services industry to achieve significant growth. Our board of directors’ belief in Select Staffing’s growth potential is based on Select Staffing’s established business operations, its well-established presence in the light industrial and other service categories that are expected to achieve significant growth in 2010 and future periods, and its significant experience in completing acquisitions and integrating acquired operations. In particular, our board of directors considered Select Staffing’s strong acquisition record and Select Staffing management’s belief that pursuing selective acquisitions at attractive valuations will help expand Select Staffing’s geographic coverage, enhance its market competitiveness and increase profitability. Our board of directors also considered that Select Staffing’s current owners will only receive our common stock pursuant to the Merger, thereby leaving the combined company with between approximately $125 million and $185 million of cash to reduce outstanding Select Staffing indebtedness and for working capital and other general corporate purposes. Finally, our board of directors believes that the Merger and our status as a publicly traded company will provide Select Staffing with greater access to capital to grow its business.

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The experience, quality and depth of Select Staffing’s management team. An important criterion to our board of directors in identifying acquisition targets was that the target business has a seasoned management team. Select Staffing’s management team has significant operational, transactional and financial expertise in the staffing services industry. In particular, our board of directors believes that Select Staffing’s Chairman and Chief Executive Officer, D. Stephen Sorensen, will continue the success he has had in building Select Staffing through both acquisitions and organic growth.

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A compelling valuation. Our board of directors believes that the Merger will provide our stockholders with a unique opportunity to invest in a well-established business with significant growth potential at a very attractive valuation. The Merger will allow Select Staffing to substantially reduce its outstanding indebtedness, and our board of directors believes that this deleveraging opportunity will make our company attractive to the public markets. We also believe that, over time, our common stock will trade in-line with what we believe are Select Staffing’s principal comparable companies, resulting in further price appreciation of our stock. Finally, our board of directors believes that the temporary staffing market is at the beginning of a cyclical upturn and that favorable industry trends reflected in the recent results of Select Staffing and its competitors make the Merger particularly attractive from a valuation standpoint.

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Our management’s belief that the acquisition of Select Staffing is preferable to any other available transaction to enhance stockholder value. While we considered and analyzed numerous companies and acquisition opportunities in various industries in our search for an attractive business combination candidate, we did not believe that any of those candidates would be as attractive to public stockholders as Select Staffing, which is in an industry that we believe has attractive growth prospects.

Our board of directors believes that each of the above factors supported its determination and recommendation to approve the Merger. In addition, our board of directors reviewed a number of additional factors in evaluating the proposed business combination with Select Staffing, including, but not limited to, the following:

•	The terms and conditions of the Merger and the Merger Agreement and related transaction documents.

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The results of our legal, financial and accounting due diligence review of Select Staffing, including due diligence presentations from our executives and our advisors on such aspects of Select Staffing’s operations as corporate structure, debt arrangements, workers’ compensation risk management efforts, employment and compensation matters, tax issues and related-party transactions.

Our board of directors also considered the following potentially negative factors, as well as various risks and uncertainties, in its deliberations concerning the Merger and related proposals:

•	Select Staffing’s significant leverage and working capital requirements.

•	The competitive nature of the staffing services industry, including the likelihood of increased competition and the impact of general economic conditions on future results.

•	The possibility that the benefits anticipated from the Merger might not be achieved or might not occur as rapidly or to the extent currently anticipated.

•	The risk that Select Staffing might not perform on a prospective basis as well as it has performed historically.

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The risk that our current public stockholders would vote against the Merger and demand to convert their shares into a pro rata portion of our trust account upon consummation of the Merger, thereby reducing the amount of cash available to reduce outstanding Select Staffing indebtedness.

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The fact that certain of our officers and directors may have interests in the Merger that are different from, or are in addition to, the interests of our stockholders generally, including the matters described under “Proposals to be Considered at the Special Meeting — The Extension Proposal — Certain Interests of Related Parties in the Extension Proposal” below.

•	The fact that the terms of the Merger do not include express indemnification provisions for breaches of representations or covenants.

In the view of our board of directors, these potentially countervailing factors did not, individually or in the aggregate, outweigh the advantages of the Merger.

Our board of directors determined not to obtain a fairness opinion in connection with the approval of the Merger because of (i) its internal ability to value the business as against public comparables and other market index measures, (ii) its general exercise of its business judgment, and (iii) its knowledge that the valuation of Select Staffing reflected in the proposed Merger, as well as other factors that our stockholders deem relevant, would be tested by the market and that 30% of our public stockholders could effectively veto the proposed

Merger if they did not deem such valuation to be fair. Therefore, our board of directors did not undertake the kind of in-depth analysis that a financial advisor would have undertaken in the rendering of a fairness opinion. Tegris Advisors LLC, our financial advisor, made a presentation to our board of directors that included an analysis of public company comparables, an overview of favorable economic trends and a discussion of various other components of our investment thesis, and also reviewed potential risks for our company. Our board of directors did not receive any other report or appraisal materially related to the Merger or Select Staffing.

Our board of directors was cognizant of our termination date of January 23, 2010, but ultimately evaluated the potential business combination with Select Staffing strictly on the quantitative and qualitative information regarding Select Staffing and its business that was available. Since completion of our initial public offering, our board of directors has been regularly kept apprised of potential business combination targets and management’s discussions with and evaluation of such targets. As discussed above, we engaged in an ongoing and systematic search for potential business combination candidates, deciding on our own accord in various situations to terminate discussions with potential candidates when it was determined by management that such candidates did not ultimately represent the investment opportunity that we wanted to present to our stockholders.

The foregoing discussion of the information and factors considered by our board of directors is not intended to be exhaustive, but includes the material factors considered by our board of directors. In view of the variety of factors considered in connection with its evaluation of the Merger, our board of directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given differing weights to different factors. After weighing all of the different factors, our board of directors unanimously approved the Merger and deemed it advisable and fair to, and in the best interests of, our stockholders.

Conversion Rights

If you are a holder of Public Shares and wish to exercise your conversion rights, you must (i) vote against the proposal to approve the Merger that will be submitted at a subsequent meeting of stockholders, and (ii) at the same time, demand that we convert your shares into a pro rata portion of our trust account. Your vote on the Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal will have no impact on your conversion rights. The Merger must be approved and completed for us to convert your shares into a pro rata portion of our trust account.

Additionally, stockholders demanding conversion must deliver their Public Shares (either physically or electronically through the Depository Trust Company, or DTC, DWAC System) to our transfer agent prior to the subsequent special meeting of stockholders, which we currently anticipate we will hold on or about February 12, 2010. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. Shares that have not been tendered (either physically or electronically) in accordance with these procedures will not be converted into a pro rata portion of our trust account.

We currently anticipate that we will mail our definitive proxy statement relating to the Merger on or about January 22, 2010. The period of time (approximately 20 days) between the anticipated mailing and meeting dates may adversely affect the ability of our stockholders to timely deliver their stock certificates and thereby properly convert shares into a pro rata portion of our trust account.

PROPOSALS TO BE CONSIDERED AT THE SPECIAL MEETING

The Extension Proposal

The Extension Proposal, if approved, will provide for the amendment of our current charter to extend the date by which we must complete a business combination from January 23, 2010 to February 16, 2010, before our corporate existence terminates and we are required to liquidate our trust account and distribute the proceeds to holders of our Public Shares.

Reasons for the Amendment

Commencing promptly upon completion of our initial public offering, we began to search for an appropriate business combination target. During this process, we relied on numerous business relationships and contacted investment bankers, private equity funds, hedge funds, and legal and accounting firms. As a result of our extensive efforts, we initiated contact with over 500 potential targets. Although we signed non-disclosure agreements relating to a number of these potential business combination opportunities, negotiations with all potential business combination candidates terminated for a variety of reasons. The current market environment has made it difficult for us to not only take appropriate actions to complete the business combination on a timely basis, but to find a business combination that we felt was appropriate to present to our stockholders for approval.

On December 10, 2009, we and Select Staffing entered into the Merger Agreement, pursuant to which we will issue to Select Staffing’s shareholders an aggregate of 24,723,000 shares of our common stock, subject to certain adjustments, and Select Staffing will become our wholly owned subsidiary.

Our charter currently provides that our corporate existence will automatically terminate if we do not complete a business combination by January 23, 2010. The Merger is a “business combination” under our charter. We do not believe that we will be able to complete the Merger by January 23, 2010.

We believe that the proposed extension will afford us and Select Staffing additional time to satisfy the conditions to the parties’ obligations to close the Merger, particularly our closing condition that we are reasonably satisfied that we will obtain, no later than three business days after the closing, all historical (audited and unaudited) and pro forma financial statements with respect to Select Staffing, its subsidiaries and its prior acquisitions, if any, together with any required consent(s) of independent public accountants, that are required to be included in the Current Report on Form 8-K that we will be required to file within four days of consummation of the Merger. Select Staffing and its accountants have advised us that they do not expect that all of such required financial statements will be available until early February 2010. There can be no assurance that Select Staffing will be able to provide such financial statements by February 16, 2010.

Our charter purports to prohibit amendments to certain of its provisions, including any amendment that would extend the January 23, 2010 termination date. Our initial public offering prospectus did not suggest that this provision, or the charter’s other business combination procedures, were subject to change. We believe that these provisions were included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable acquisition in the timeframe contemplated by the charter. Our board of directors also believes, however, that the proposed Merger with Select Staffing is advisable and fair to, and in the best interests of, our stockholders, and that the extension of the date by which we must complete the Merger to February 16, 2010 is in the best interests of our stockholders.

In the judgment of our board of directors, the Extension Proposal is desirable for the following reasons:

•	Our board of directors believes that the Merger is advisable and fair to, and in the best interests of, our stockholders.

•	Since we and Select Staffing may not be able to complete the Merger by January 23, 2010, we need to extend the time for closing the Merger to February 16, 2010.

We have received an opinion from our special Delaware counsel, Greenberg Traurig, LLP, concerning the validity of the proposed amendment to our charter. We did not request Greenberg Traurig to opine on whether the clause currently contained in our charter prohibiting amendment of Article Sixth prior to consummation of a business combination was valid when adopted. Greenberg Traurig concluded in its opinion, based upon the analysis set forth therein and its examination of Delaware law, and subject to the assumptions, qualifications, exceptions, legal considerations and reasoning set forth in its opinion, that the proposed charter amendment, if duly adopted by our board of directors and duly adopted by the holders of a majority of the shares of our outstanding stock entitled to vote thereon, all in accordance with Section 242(b) of the DGCL, would be valid and effective when the amendment is duly filed with the Delaware Secretary of State in accordance with Sections 103 and 242 of the DGCL. A copy of Greenberg Traurig’s opinion is attached as Annex A to this proxy statement, and stockholders are urged to review it in its entirety.

Pursuant to the Merger Agreement, the approval of the Extension Proposal is a precondition to the consummation of the Merger. If the Merger is not consummated and we do not consummate a business combination by January 23, 2010 (February 16, 2010 if the Extension Proposal and the Trust Amendment Proposal are approved), we will be required to dissolve and liquidate our trust account and distribute the proceeds to holders of shares of our Public Shares. We do not intend to seek to extend beyond February 16, 2010 the date by which we must complete a business combination before our corporate existence terminates and we are required to liquidate and distribute the funds in our trust account.

Effect of the Extension Proposal

If the Extension Proposal and the Trust Amendment Proposal are approved, an amendment to our charter changing the defined term “Termination Date” from January 23, 2010 to February 16, 2010 will be filed with the Delaware Secretary of State as soon as possible following the special meeting. A copy of the amendment to our charter changing the Termination Date is attached as Annex B to this proxy statement.

If the Extension Proposal is approved, we would continue our efforts to complete the proxy statement relating to the Merger, which will involve:

•	finalizing the proxy materials which were submitted to the SEC with respect to the Merger and mailing such materials to stockholders;

•	holding a special meeting of stockholders for the purpose of considering the Merger and related proposals; and

•	working with Select Staffing towards the satisfaction of the conditions precedent to the consummation of the Merger set forth in the Merger Agreement.

While this timetable is independent of the Extension Proposal, there is a substantial possibility that we will not be able to complete all of these tasks prior to our termination date unless the Extension Proposal and the Trust Amendment Proposal are approved.

Potential Rescission Rights and Damages Claims

If you purchased securities in our initial public offering, you may have securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security) on the basis of, for example, our initial public offering prospectus not disclosing that we may seek to amend our charter to extend our existence beyond January 23, 2010, that we may seek to amend the trust agreement prior to the consummation of a business combination or that funds in our trust account might be used to purchase Public Shares in order to secure approval of the Extension Proposal and/or the Trust Amendment Proposal.

You should be aware that our charter and initial public offering prospectus stated that specific provisions in our charter, including the provisions of Article Sixth setting forth that our corporate existence would automatically terminate if we did not consummate a business combination by January 23, 2010, would not be amended prior to the consummation of an initial business combination without the affirmative vote of 95% of the outstanding shares of our common stock. Our initial public offering prospectus further stated that while the validity under Delaware law of a 95% supermajority provision restricting the ability to amend our charter has not been settled, we would not take any actions to waive or amend any of those provisions.

These rescission claims may entitle stockholders asserting them to up to $10.00 per share, based on the initial offering price of the units sold in our initial public offering, each comprised of one share of common stock and one warrant to purchase an additional share of common stock, less any amount received from the sale or fair market value of the original warrants purchased as part of the units, plus interest from the date of our initial public offering. In the case of holders of Public Shares, this amount may be more than the pro rata portion of our trust account to which they are entitled upon exercise of their conversion rights or upon our liquidation.

In general, a person who contends that he or she purchased a security pursuant to a prospectus that contained a material misstatement or omission must make a claim for rescission within the applicable statute of limitations period, which, for claims made under Section 12 of the Securities Act of 1933, as amended, and some state statutes, is one year from the time the claimant discovered or reasonably should have discovered the facts giving rise to the claim, but not more than three years from the occurrence of the event giving rise to the claim. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of his or her shares caused by the alleged violation (and, possibly, punitive damages), together with interest, while retaining the shares. Claims under the anti-fraud provisions of the federal securities laws must generally be brought within two years of discovery, but not more than five years after the occurrence. Rescission and damages claims would not necessarily be finally adjudicated by the time the Merger is completed, and such claims would not be extinguished by consummation of the Merger.

Even if you do not pursue such claims, others, who may include all other holders of Public Shares, may do so and may seek to have their claims satisfied from funds in the trust account. We cannot predict whether stockholders will bring such claims or whether such claims would be successful. If the Extension Proposal and/or the Trust Amendment Proposal results in our company incurring material liability as a result of potential securities law claims, the trust account could be depleted to the extent of any judgments arising from such claims, together with any expenses related to defending such claims.

Certain Interests of Related Parties in the Extension Proposal

When you consider the recommendation of our board of directors in favor of approval of the Extension Proposal, you should keep in mind that our directors and officers, as well as the underwriters of our initial public offering, have interests in the Extension Proposal and the Merger that are different from, or in addition to, your interests as a stockholder. These interests include the following:

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If the Merger is not consummated by January 23, 2010 (February 16, 2010 if the Extension Proposal and the Trust Amendment Proposal are approved), our charter provides that our corporate existence will automatically terminate and we must be dissolved and liquidated. In such event, the 5,000,000 shares purchased by our founders that were acquired prior to our initial public offering for an aggregate purchase price of $20,000 would become worthless, as our founders have waived any right to receive liquidation distributions with respect to those shares. Such shares had an aggregate market value of $50 million based upon the closing price of $10.00 on the NYSE Amex on December 30, 2009, the record date for the special meeting of stockholders.

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If the Merger is not consummated by January 23, 2010 (February 16, 2010 if the Extension Proposal and the Trust Amendment Proposal are approved), our corporate existence will automatically terminate and we must be dissolved and liquidated. In such event, the 6,900,000 warrants held by our directors, officers and their respective affiliates will expire worthless. The purchase of 5,800,000 of such warrants for an aggregate purchase price of $5.8 million took place on a private placement basis immediately prior to the consummation of our initial public offering. All of the proceeds we received from this purchase were placed in our trust account. In addition, James N. Hauslein and Gaurav V. Burman, executive officers and members of our board of directors, subsequently purchased an aggregate of 1,100,000 warrants in the public market for approximately $121,000. The warrants held by our directors, officers and their respective affiliates had an aggregate market value of $1,207,500, based on the closing price of $0.175 on the NYSE Amex on December 30, 2009, the record date.

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It is currently anticipated that each of James N. Hauslein, Chairman of our board of directors and Chief Executive Officer, and Gaurav V. Burman, our President, will be a member of our board of directors following the Merger. As such, in the future Messrs. Hauslein and Burman will receive any cash fees, stock options or stock awards that our board of directors determines to pay to its other non-executive directors.

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Messrs. Hauslein and Burman have personally agreed that, if we liquidate prior to the consummation of a business combination, they will be personally liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us in excess of the net proceeds of our initial public offering not held in our trust account, but only if, and to the extent, the claims reduce the amount in our trust account and only if such entities did not execute a valid and enforceable waiver. Based on our estimated debts and obligations, it is not currently expected that Messrs. Hauslein and Burman will have any exposure under this arrangement in the event of our liquidation. Furthermore, Messrs. Hauslein and Burman will not have any personal liability (1) as to any claimed amounts owed to a third party who executed a waiver (including a prospective target business), even if such waiver is subsequently found to be invalid or unenforceable, and (2) as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

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If we are required to be liquidated and there are no funds remaining to pay the costs associated with the implementation and completion of such liquidation, Messrs. Hauslein and Burman have agreed to advance to us the funds necessary to pay such costs and complete such liquidation (currently anticipated to be no more than approximately $15,000) and not to seek repayment for such expenses.

•	If the Merger is not consummated, Lazard Capital Markets and Morgan Stanley will not receive their deferred underwriting discounts and commissions in connection with our initial public offering.

Required Vote

Approval of the Extension Proposal requires the affirmative vote of a majority of the shares of our common stock issued and outstanding as of the record date.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION PROPOSAL.

The Trust Amendment Proposal

The Trust Amendment Proposal, if approved, will provide for the amendment of the trust agreement entered into in connection with our initial public offering to extend the date by which the trust account must be liquidated to February 16, 2010.

Reasons for the Amendment

Our trust agreement currently provides that our trust account will be liquidated and distributed to our holders of Public Shares on the 24-month anniversary of the prospectus for our initial public offering. We do not believe that we will be able to complete the Merger by such date. Accordingly, we are asking our stockholders to approve an amendment to the trust agreement to extend the date on which the trust account must be liquidated to February 16, 2010.

We believe that the proposed trust agreement amendment will afford us and Select Staffing additional time to satisfy the conditions to the parties’ obligations to close the Merger, particularly our closing condition that we are reasonably satisfied that we will obtain, no later than three business days after the closing, all historical (audited and unaudited) and pro forma financial statements with respect to Select Staffing, its subsidiaries and its prior acquisitions, if any, together with any required consent(s) of independent public accountants, that are required to be included in the Current Report on Form 8-K that we will be required to file within four days of consummation of the Merger. Select Staffing and its accountants have advised us that they do not expect that all of such required financial statements will be available until early February 2010. There can be no assurance that Select Staffing will be able to provide such financial statements by February 16, 2010.

We believe that the requirement that our trust account be liquidated by the 24-month anniversary of the prospectus for our initial public offering was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable acquisition in the timeframe contemplated by our charter and the trust agreement. Our board of directors also believes, however, that the proposed Merger with Select Staffing is advisable and fair to, and in the best interests of, our stockholders, and that the extension of the date by which we must complete the Merger to February 16, 2010 is in the best interests of our stockholders.

In the judgment of our board of directors, the Trust Amendment Proposal is desirable for the same reasons as the Extension Proposal:

•	Our board of directors believes that the Merger is advisable and fair to, and in the best interests of, our stockholders.

•	Since we and Select Staffing may not be able to complete the Merger by January 23, 2010, we need to extend the time for closing the Merger to February 16, 2010.

If the Merger is not consummated by January 23, 2010 (February 16, 2010 if the Extension Proposal and the Trust Amendment Proposal are approved), we will be required to dissolve and liquidate our trust account and distribute the proceeds to the holders of our Public Shares. We do not intend to seek to extend beyond February 16, 2010 the date by which we must complete a business combination before our corporate existence terminates and we are required to liquidate and distribute the funds in our trust account.

Effect of the Trust Amendment Proposal

If the Trust Amendment Proposal is approved, an amendment to our trust agreement will change the defined term “Last Date” to February 16, 2010. That amendment must also be approved by the representatives of the underwriters for our initial public offering. These representatives, Lazard Capital Markets and Morgan Stanley, have provided their prior written consent to the amendment.

If the Trust Amendment Proposal is approved, we would continue our efforts to complete the proxy statement relating to the Merger, which will involve:

•	finalizing the proxy materials which were submitted to the SEC with respect to the Merger and mailing such materials to stockholders;

•	holding a special meeting of stockholders for the purpose of considering the Merger and related proposals; and

•	working with Select Staffing towards the satisfaction of the conditions precedent to the consummation of the Merger set forth in the Merger Agreement.

While this timetable is independent of the Trust Amendment Proposal, there is a substantial possibility that we will not be able to complete all of these tasks prior to our termination date unless the Trust Amendment Proposal and the Extension Proposal are approved.

Certain Interests of Related Parties in the Trust Amendment Proposal

When you consider the recommendation of our board of directors in favor of approval of the Trust Amendment Proposal, you should keep in mind that our directors and officers, as well as the underwriters of our initial public offering, have interests in the Trust Amendment Proposal and the Merger that are different from, or in addition to, your interests as a stockholder. These interests include the following:

•

If the Merger is not consummated by January 23, 2010 (February 16, 2010 if the Extension Proposal and Trust Amendment Proposal are approved), our charter provides that our corporate existence will automatically terminate and we must be dissolved and liquidated. In such event, the 5,000,000 shares purchased by our founders that were acquired prior to our initial public offering for an aggregate purchase price of $20,000 would become worthless, as our founders have waived any right to receive liquidation distributions with respect to those shares. Such shares had an aggregate market value of $50 million based upon the closing price of $10.00 on the NYSE Amex on December 30, 2009, the record date for the special meeting of stockholders.

•

If the Merger is not consummated by January 23, 2010 (February 16, 2010 if the Extension Proposal and Trust Amendment Proposal are approved), our corporate existence will automatically terminate and we must be dissolved and liquidated. In such event, the 6,900,000 warrants held by our directors, officers and their respective affiliates will expire worthless. The purchase of 5,800,000 of such warrants for an aggregate purchase price of $5.8 million took place on a private placement basis immediately prior to the consummation of our initial public offering. All of the proceeds we received from this purchase were placed in our trust account. In addition, Messrs. Hauslein and Burman, executive officers and members of our board of directors, subsequently purchased an aggregate of 1,100,000 warrants in the public market for approximately $121,000. The warrants held by our directors, officers and their respective affiliates had an aggregate market value of $1,207,500, based on the closing price of $0.175 on the NYSE Amex on December 30, 2009, the record date.

•

It is currently anticipated that each of Messrs. Hauslein, Chairman of our board of directors and Chief Executive Officer, and Burman, our President, will be a member of our board of directors following the Merger. As such, in the future Messrs. Hauslein and Burman will receive any cash fees, stock options or stock awards that our board of directors determines to pay to other non-executive directors.

•

Messrs. Hauslein and Messrs. Burman have personally agreed that, if we liquidate prior to the consummation of a business combination, they will be personally liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us in excess of the net proceeds of our initial public offering not held in our trust account, but only if, and to the extent, the claims reduce the amount in our trust account and only if such entities did not execute a valid and enforceable waiver. Based on our estimated debts and obligations, it is not currently expected that Messrs. Hauslein and Burman will have any exposure under this arrangement in the event of our liquidation. Furthermore, Messrs. Hauslein and Burman will not have any personal liability (1) as to any claimed amounts owed to a third party who executed a waiver (including a prospective target business), even if such waiver is subsequently found to be invalid or unenforceable, and (2) as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

•

If we are required to be liquidated and there are no funds remaining to pay the costs associated with the implementation and completion of such liquidation, Messrs. Hauslein and Burman have agreed to advance to us the funds necessary to pay such costs and complete such liquidation (currently anticipated to be no more than approximately $15,000) and not to seek repayment for such expenses.

•	If the Merger is not consummated, Lazard Capital Markets and Morgan Stanley will not receive their deferred underwriting discounts and commissions in connection with our initial public offering.

Required Vote

Approval of the Trust Amendment Proposal requires the affirmative vote of a majority of our Public Shares.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE TRUST AMENDMENT PROPOSAL.

The Adjournment Proposal

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn or postpone the special meeting of stockholders to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting of stockholders to approve the Extension Proposal and the Trust Amendment Proposal. In no event will we adjourn or postpone the special meeting of stockholders beyond the date by which we may properly do so under our charter and Delaware law.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn or postpone the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Extension Proposal and the Trust Amendment Proposal.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of our common stock represented in person or by proxy at the special meeting of stockholders and entitled to vote thereon. Approval of the Adjournment Proposal is not conditioned upon the approval of the Extension Proposal or the Trust Amendment Proposal.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of December 30, 2009 by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors; and

•	all of our executive officers and directors as a group.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Outstanding Common Stock Beneficially Owned (2)
Officers and Directors:
James N. Hauslein (3)	2,373,914	10.4%
Gaurav V. Burman (4)	515,353	2.3%
Rohit M. Desai (5)	25,000	*
Robert A. Knox	25,000	*
Raj Mishra	25,000	*
All officers and directors as a group (5 individuals)	2,964,267	13.0%

5% Stockholders:
Integrated Core Strategies (US) LLC (6)	2,218,669	8.9%
Federated Investors, Inc. (7)	5,001,200	20.0%
Arrowgrass Capital Partners (US) LP (8)	1,445,100	5.8%

*	Less than 1%.
(1)	Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Except as otherwise stated, the business address of each of the beneficial owners is c/o Hauslein & Company, Inc., 11450 SE Dixie Highway, Suite 106, Hobe Sound, Florida 33455.
(2)	The percentages shown are calculated based on 25,000,000 shares of common stock outstanding on December 30, 2009.
(3)	Includes 17,391 shares held by the Diane G. Hauslein Trust, of which Mr. Hauslein is the trustee. Excludes 3,451,600 warrants held by Mr. Hauslein, which are not exercisable until our consummation of a business combination. Diane G. Hauslein is Mr. Hauslein’s sister.
(4)	All such shares are held by Elephant North America Limited, a holding company beneficially owned by Mr. Burman. Excludes 839,100 warrants held by Elephant North America Limited, which are not exercisable until our consummation of a business combination.
(5)	All such shares are held by the Irrevocable Trust #1 for Descendants of Rohit Desai, of which Mr. Desai’s wife is the trustee. Mr. Desai disclaims beneficial ownership of all of such shares.
(6)	Based on a Schedule 13G/A filed on November 3, 2008 with the SEC jointly by Integrated Core Strategies (US) LLC, Millennium Management LLC, and Israel A. Englander. All such shares are held by Integrated Core Strategies (US) LLC. Millennium Management LLC is the manager of Integrated Core Strategies (US) LLC, and Israel A. Englander is the managing member of Millennium Management LLC. Integrated Core Strategies (US) LLC, Millennium Management LLC, and Israel A. Englander each exercise shared voting and dispositive power over all such shares. The address of Integrated Core Strategies (US) LLC is 666 Fifth Avenue, New York, New York 10103.
(7)

Based on a Schedule 13G filed on February 11, 2008 with the SEC jointly by Federated Investors, Inc., Voting Shares Irrevocable Trust, John F. Donahue, Rhodora J. Donahue, and J. Christopher Donahue. All such shares are held by Federated Investors, Inc. Voting Shares Irrevocable Trust, John F. Donahue,

Rhodora J. Donahue, and J. Christopher Donahue are the holders of all the outstanding voting stock of Federated Investors, Inc. Federated Investors, Inc. and Voting Shares Irrevocable Trust each exercise sole voting and dispositive power over all such shares. John F. Donahue, Rhodora J. Donahue, and J. Christopher Donahue each exercise shared voting and dispositive power over all such shares. The address of Federated Investors, Inc. is Federated Investors Tower, Pittsburg, Pennsylvania 15222.

(8)	Based on a Schedule 13G filed on November 12, 2009 with the SEC jointly by Arrowgrass Capital Partners (US) LP and Arrowgrass Capital Services (US) Inc. All such shares are held by Arrowgrass Capital Partners (US) LP. Arrowgrass Capital Services (US) Inc. is the general partner of Arrowgrass Capital Partners (US) LP. Arrowgrass Capital Partners (US) LP and Arrowgrass Capital Services (US) Inc. each exercise shared voting and dispositive power over all such shares. The address of Arrowgrass Capital Partners (US) LP is 245 Park Avenue, New York, New York 10167.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, our company and services that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver promptly a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies in the future. Stockholders may notify us of their requests by calling or writing our proxy solicitation agent at the following address and telephone number:

Karen Smith

Advantage Proxy

24925 13th Place South

Des Moines, Washington 98198

Toll Free Telephone: (877) 870-8565

FUTURE STOCKHOLDER PROPOSALS

If the Merger is not consummated prior to January 23, 2010 (February 16, 2010 if the Extension Proposal and the Trust Amendment Proposal are approved), we will be required to dissolve and liquidate and will conduct no annual meetings thereafter. If the Merger is consummated, we expect to hold our initial annual meeting of stockholders in January 2011 unless the date is changed by our then board of directors. Proposals to be included in the proxy statement for the 2011 annual meeting must be provided to us by no later than the later of (i) a reasonable time before we begin to print and send our proxy materials for the meeting, which we expect to occur in November 2010, or (ii) the tenth day following the date on which we publicly announce the date of the 2011 annual meeting. You should direct any proposals to our corporate secretary at our principal executive office.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain other documents that are attached as annexes to this proxy statement. Such references are not necessarily complete, and you should refer to the annexes for copies of the actual document. This proxy statement also refers to certain of our contracts, agreements and other documents that are not attached as annexes to this proxy statement. Such references are not necessarily complete, and you should refer to the actual contract, agreement or other document, copies of which have been filed with our SEC filings and are available as described below.

We file reports, proxy statements and other information with the SEC as required by the Exchange Act of 1934, as amended. You can read our SEC filings, including our proxy statement, over the Internet at the SEC’s website at www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the Extension Proposal, you should contact our proxy solicitation agent at the following address and telephone number:

Karen Smith

Advantage Proxy

24925 13th Place South

Des Moines, Washington 98198

Toll Free Telephone: (877) 870-8565

If you are a stockholder of our company and would like to request documents, please do so by January 13, 2010 to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained in this proxy statement relating to our company has been supplied by us, and all such information relating to Select Staffing has been supplied by Select Staffing.

This document is a proxy statement of our company for the special meeting of stockholders. We have not authorized anyone to give any information or make any representation about the Merger, Select Staffing or our company that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

Annex A

January 7, 2010

Atlas Acquisition Holdings Corp.

c/o Hauslein & Company, Inc.

11450 SE Dixie Highway, Suite 106

Hobe Sound, Florida 33455

Ladies and Gentlemen:

We have acted as special Delaware counsel for Atlas Acquisition Holdings Corp., a Delaware corporation (the “Corporation”), solely with respect to the validity of the proposed amendments to the certificate of incorporation of the Corporation described herein under the General Corporation Law of the State of Delaware, 8 Del. C. §§ 101 et seq. (the “General Corporation Law”). At your request, this opinion is being furnished to you.

For purposes of rendering our opinion as stated herein, we have been furnished with and have reviewed the following documents:

(a) The Amended and Restated Certificate of Incorporation of Atlas Acquisition Holdings Corp., as filed with the Secretary of State of the State of Delaware (the “Secretary of State”), on January 23, 2008 (the “Certificate of Incorporation”);

(b) The Bylaws of the Corporation as in effect on the date hereof (the “Bylaws”);

(c) The Corporation’s registration statement on Form S-1 (Reg. No. 333-146368) filed with the Securities and Exchange Commission (the “SEC”), on September 28, 2007 and effective January 23, 2008 (the “Registration Statement”), in connection with the Corporation’s initial public offering;

(d) The proposed form of Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Atlas Acquisition Holdings Corp., as attached hereto and incorporated herein by reference as Exhibit A (the “Amendment”);

(e) The Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 10, 2009, by and among the Corporation, Koosharem Corporation, a California corporation, and New Koosharem Corporation, a California corporation (“Newco”);

(f) The definitive proxy statement filed with the SEC on January 7, 2010 in connection with the Amendment; and

(g) An Officer’s Certificate for the Corporation, dated as of the date hereof, with respect to certain matters, together with the documents or instruments attached thereto as exhibits.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (g) above, and we express no opinion with respect to any such other documents. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (g) above) that is referred to or incorporated by reference into any document reviewed by us. We have conducted no independent factual investigation of our own but rather have relied as to factual matters solely upon the foregoing documents, the statements and information set forth therein, and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) that all signatures on documents examined by us are genuine, (ii) the legal capacity under all applicable laws and regulations of all natural persons signing each of said documents as or on behalf of the parties thereto, (iii) all documents submitted to us as originals are authentic, and (iv) that all documents submitted to us as copies conform with the originals of those documents.

This opinion is limited to the General Corporation Law as in effect on the date hereof, and we have not considered and express no opinion on any other laws, rules, or regulations of the State of Delaware, or the laws, rules, or regulations of any other state or jurisdiction, including federal laws (including federal bankruptcy laws), or laws regulating securities or the rules and regulations of any stock exchange or other regulatory body.

BACKGROUND

We have been advised, and therefore assume for purposes hereof, that: (i) pursuant to the Merger Agreement, at the Effective Time (as defined in the Merger Agreement), Newco will be merged with and into the Corporation, with the Corporation as the surviving corporation (the “Merger”); (ii) the Corporation has considered and analyzed numerous acquisition opportunities in its search for a business combination, none of which were believed to be as attractive to the public stockholders as that contemplated by the Merger Agreement, including, without limitation, the Merger; and (iii) the Merger constitutes a “Business Combination” as defined in Article SEVENTH of the Certificate of Incorporation.1

Article SIXTH of the Certificate of Incorporation provides that “the Corporation’s existence shall terminate on January 23, 2010 (the “Termination Date”).” Article SIXTH also purports to limit the ability of the Corporation to amend Article SIXTH to change the Termination Date. Article SIXTH provides as follows:

The Corporation’s existence shall terminate on January 23, 2010 (the “Termination Date”). This provision may only be amended (a) in connection with, and become effective upon, the consummation of a Business Combination or (b) with the affirmative vote of at least 95% of the outstanding shares of Common Stock2 of the Corporation issued in the IPO3 entitled to vote generally, voting together as a single class. A proposal to so amend this Article SIXTH shall be submitted to stockholders in connection with any proposed Business Combination pursuant to paragraph A of Article SEVENTH below.

With respect to the submission of a Business Combination to the stockholders of the Corporation, paragraph A of Article SEVENTH provides in relevant part as follows:

Prior to the consummation of any Business Combination, the Corporation shall submit such Business Combination to its stockholders for approval in accordance with this paragraph A regardless of whether the Business Combination is of a type which normally would require such stockholder approval under the [General Corporation Law] or other applicable law. In addition to any affirmative vote required by law and/or a Preferred Stock Designation, if any, the affirmative vote of at least a majority in voting power of the outstanding shares of the Common Stock of the Corporation issued in the IPO entitled to vote generally, voting together as a single class, shall be required for the Corporation to consummate any Business Combination.

Article SIXTH of the Certificate of Incorporation therefore purports to (i) prohibit the Corporation from amending Article SIXTH of the Certificate of Incorporation other than “in connection with, and [    ] effective upon, the consummation of a Business Combination” by the stockholder vote required by the General

[1]	“Business Combination” is defined in Article SEVENTH of the Certificate of Incorporation as “the acquisition by the Corporation of are or more operating businesses whose fair market value, individually or collectively, is equal to at least 80% of the Trust Fund (excluding deferred underwriting discounts and commissions) at the time of such business combination, although this may entail simultaneous acquisitions of several operating businesses (each, a “Target Business”), through a merger, capital stock exchange, stock or asset acquisition, exchangeable share transaction, reorganization or similar business combination,” and is hereinafter referred to as a “Business Combination.”
[2]	“Common Stock” is defined in Article FOURTH of the Certificate of Incorporation as “Common Stock of the par value of $0.001 per share…” and is hereinafter referred to as the “Common Stock.”
[3]

“IPO” is defined in the second paragraph of Paragraph B of Article FOURTH of the Certificate of Incorporation as “the Corporation’s initial public offering” and is hereinafter referred to as the “IPO.”

Corporation Law (a majority of the outstanding stock of the Corporation entitled to vote thereon), and (ii) require the “affirmative vote of at least 95% of the outstanding shares of Common Stock of the Corporation issued in the IPO” to amend Article SIXTH of the Certificate of Incorporation at any other time. See also Registration Statement at 10 & 52. We understand, and therefore assume for purposes of the opinion set forth herein, that (i) the purpose and intent of the language in Article SIXTH(a) of the Certificate of Incorporation is in fact to prohibit amendments to Article SIXTH by the stockholder vote required by the General Corporation Law (a majority of the outstanding stock of the Corporation entitled to vote thereon) other than “in connection with, and [    ] effective upon, the consummation of a Business Combination”, and (ii) requiring the affirmative vote of 95% of the outstanding shares of Common Stock of the Corporation issued in the IPO to amend the Certificate of Incorporation as provided in Article SIXTH(b) of the Certificate of Incorporation effectively eliminates the Corporation’s power to amend the Certificate of Incorporation. Thus, Article SIXTH of the Certificate of Incorporation purports to eliminate the Corporation’s (and consequently its Board of Directors’ and stockholders’) power to amend Article SIXTH prior to the consummation of a Business Combination.

You have asked us to consider (i) whether Article SIXTH may only be amended by the stockholder vote required by the General Corporation Law (a majority of the outstanding stock of the Corporation entitled to vote thereon) “in connection with, and [    ] effective upon, the consummation of a Business Combination”, and (ii) whether the affirmative vote of at least 95% of the outstanding shares of Common Stock of the Corporation issued in the IPO entitled to vote generally, voting together as a single class, is required to amend Article SIXTH of the Certificate of Incorporation as contemplated by the Amendment at any other time. In that connection, you have asked our opinion as to the vote of stockholders of the Corporation required to amend Article SIXTH of the Certificate of Incorporation as contemplated by the Amendment.

OPINION

Based upon the assumptions, qualifications, exceptions, legal considerations, and reasoning set forth herein, it is our opinion that the Amendment, if duly adopted by the Board of Directors of the Corporation (by vote of a majority of the directors present at a duly called and noticed meeting at which a quorum is present or, alternatively, by unanimous written consent) and duly adopted by a majority of the outstanding capital stock of the Corporation entitled to vote thereon, all in accordance with Section 242(b) of the General Corporation Law, would be valid and effective when the Amendment is duly filed with the Secretary of State in accordance with Sections 103 and 242 of the General Corporation Law.

LEGAL ANALYSIS

Before the receipt of payment for its capital stock, a Delaware corporation may, by action of its incorporators or board of directors, as applicable, amend its certificate of incorporation. 8 Del. C. § 241. After the corporation has received payment for any of its capital stock, it may amend its certificate of incorporation, from time to time, in any and as many respects as may be desired, so long as its certificate of incorporation as amended would contain only such provisions as it would be lawful and proper to insert in an original certificate of incorporation filed at the time of the filing of the amendment....

8 Del. C. § 242(a). Although Section 242(a) of the General Corporation Law sets forth examples of types of amendments that may be made to the certificate of incorporation of a Delaware corporation, Section 102 of the General Corporation Law establishes what is “lawful and proper to insert in an original certificate of incorporation.” See 8 Del. C. § 102. In particular, Section 102(b)(4) of the General Corporation Law expressly allows the certificate of incorporation of a Delaware corporation to contain “[p]rovisions requiring for any corporate action, the vote of a larger portion of the stock or of any class or series thereof … than is required by this chapter…,” id. at § 102(b)(4), and Section 102(b)(1) of the General Corporation Law permits the certificate of incorporation of a Delaware corporation to contain “[a]ny provision for the management of the business and for the conduct of the affairs of the corporation, and any provision creating, defining, limiting and regulating the powers of the corporation, the directors, and the stockholders” as long as “such provisions are not contrary to the laws of this State,” id. at § 102(b)(1).

Any amendment to the certificate of incorporation after the “corporation has received payment for any of its capital stock” must be authorized as provided in Section 242(b) of the General Corporation Law. Id. at § 242(b) (“[e]very amendment authorized by subsection (a) of this section shall be made and effected in the [    ] manner” provided in Section 242(b)(1)) (emphasis added). Section 242(b) of the General Corporation Law provides that the board of directors “shall adopt a resolution setting forth the amendment proposed, declaring its advisability, and either calling a special meeting of the stockholders entitled to vote in respect thereof for the consideration of such amendment or directing that the amendment proposed be considered at the next annual meeting of the stockholders.” Id. at § 242(b)(1) (emphasis added). Further, any such amendment must be adopted by “a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class…,”4 subject to any larger vote enumerated by the certificate of incorporation. Id. at § 242(b)(1); id. at § 102(b)(4); see also Williams v. Geier, 671 A.2d 1368, 1379 (Del. 1996) (“The recommendation by a board of directors of the advisability of a charter amendment is merely the first step under the organic, statutory scheme of 8 Del. C. § 242, which authorizes amendments to certificates of incorporation. The second step — the stockholder vote pursuant to which an amendment is approved — [is also required].”); Lions Gate Entm’t Corp. v. Image Entm’t Inc., C.A. No. 2011-N, 2006 WL 1668051, at *7 (Del. Ch. June 5, 2006) (concluding that to the extent that a certificate of incorporation provision “purports to give the [    ] board the power to amend the charter unilaterally without a shareholder vote, it contravenes Delaware law and is invalid”). Finally, once an amendment to the certificate of incorporation has been so authorized by the board of directors and the stockholders, “a certificate setting forth the amendment…shall be executed, acknowledged and filed and shall become effective in accordance with § 103 of this title.” 8 Del. C. § 242(b)(1) (emphasis added).

Thus, Section 242(a) of the General Corporation Law grants a Delaware corporation broad statutory power to amend its certificate of incorporation, to the extent authorized by the board of directors and stockholders in accordance with Section 242(b) of the General Corporation Law. Id. at § 242. Nothing in Section 242 (governing amendments) or Section 102(b)(4) (permitting a certificate of incorporation to require a larger vote of stockholders than required by the General Corporation Law) of the General Corporation Law, however, suggests that a Delaware corporation’s power to amend its certificate of incorporation may be entirely eliminated. Indeed, the use of the word “shall” in Section 242(b) of the General Corporation Law — “[e]very amendment authorized by section (a) of [    ] section [242] shall be made and effected” as provided therein — suggests that the stockholder vote required by Section 242(b) may not be eliminated. See id. at § 242(b) (emphasis added); Williams, 671 A.2d at 1381 (“[I]t is significant that two discrete corporate events must occur, in precise sequence, to amend the certificate of incorporation under 8 Del. C. § 242: First, the board of directors must adopt a resolution declaring the advisability of the amendment and calling for a stockholder vote. Second, a majority of the outstanding stock entitled to vote must vote in favor. The stockholders may not act without prior board action. Likewise, the board may not act unilaterally without stockholder approval.”).

The Court of Chancery of the State of Delaware, in dicta, indicated, moreover, that a Delaware corporation’s power to amend its certificate of incorporation is “fundamental,” also suggesting that a complete elimination of the stockholder vote required by Section 242(b) of the General Corporation Law is impermissible. See Jones Apparel Group, Inc. v. Maxwell Shoe Co., Inc., 883 A.2d 837, 852 (Del. Ch. May 27, 2004) (referring, in dicta, to the “fundamental subject[    ] of certificate amendments”). That a Delaware corporation’s ability to amend its certificate of incorporation is “fundamental” is supported by other decisions of the Delaware courts. Hartford Accident & Indemnity Co. v. W.S. Dickey Clay Mfg. Co., 24 A.2d 315, 319-20 (Del. Ch. 1942) (except in extremely limited circumstances, a stockholder vote is always necessary to the adoption of a charter amendment); see also Farahpour v. DCX, Inc., 635 A.2d 894, 898 (Del. 1994) (an amendment to a corporation’s certificate of incorporation by board resolution or director action alone is “a course not permissible for a

[4]	As referenced above, we understand and assume for purposes hereof, that solely Common Stock is currently outstanding.

corporation with capital stock”). The single exception for director-alone approval is where the corporation has not yet received payment for any of its capital stock. 8 Del. C. § 241; Farahpour, 635 A.2d at 898.

Further, the Delaware Supreme Court narrowly limits certificate of incorporation provisions providing for “the vote of a larger portion of the stock…than is required by th[e] [General Corporation Law]” under Section 102(b)(4) of the General Corporation Law. See 8 Del. C. § 102(b)(4). According to the Delaware Supreme Court, “high vote requirements which purport to protect minority shareholders by disenfranchising the majority, must be clear and unambiguous” and “[t]here must be no doubt that the shareholders intended that a supermajority would be required.” Centaur Partners, IV v. Nat’l Intergroup, Inc., 582 A.2d 923, 927 (Del. 1990). This conclusion is consistent with Delaware’s “general policy against disenfranchisement,” and further supports the conclusion that a complete prohibition on the corporation’s ability to amend its certificate of incorporation is invalid. See Frankino v. Gleason, C.A. No. 17399, 1999 WL 1032773, *4 (Del. Ch. Nov. 5, 1999) (upholding an 80% vote bylaw amendment provision as “consistent with Delaware’s ‘general policy against disenfranchisement’”) (citing Blasius Indus. v. Atlas Corp., 564 A.2d 651, 669 (Del. Ch. 1988)). Further, while the Delaware courts have upheld “clear and unambiguous” provisions of certificates of incorporation requiring the vote of 75% and 80% of the corporation’s stockholders to amend the certificate of incorporation, Sellers v. Joseph Bancroft & Sons Co., 2 A.2d 108 (Del. Ch. 1938) (75% vote) and Centaur Partners, IV, 582 A.2d at 927-28 (80% vote), respectively, the Court of Chancery has questioned the validity of an absolute prohibition on the right of a Delaware corporation to amend its certificate of incorporation. Although not asked to answer this question, the Court remarked as follows:

When seventy-five per cent. [sic] or more of the preferred shares undertake to alter the one hundred per cent. [sic] provision, if ever, it will then be time to consider whether it is permissible for a corporation in exercising the power conferred by [the predecessor to Section 102(b)(4) of the General Corporation Law] to make a charter provision practically irrepealable by raising the statutory rule of the majority found in [the predecessor to Section 242 of the General Corporation Law] to as high as one hundred per cent [sic].

Sellers, 2 A.2d at 26.

Cases interpreting Section 102(b)(1) of the General Corporation Law are also relevant and instructive. Section 102(b)(1) of the General Corporation Law permits the certificate of incorporation of a Delaware corporation to contain:

Any provision for the management of the business and for the conduct of the affairs of the corporation, and any provision creating, defining, limiting and regulating the powers of the corporation, the directors, and the stockholders, or any class of the stockholders…; if such provisions are not contrary to the laws of this State.

8 Del. C. § 102(b)(1) (emphasis added). The ability of a certificate of incorporation provision to limit the powers of the corporation or its directors and/or stockholders is therefore not without its limits. While Section 102(b)(1) provides “wide room for private ordering authorized by the [General Corporation Law], when such private ordering is reflected in the corporate charter,” Jones Apparel, 883 A.2d at 838, to the extent a certificate of incorporation provision adopted pursuant to Section 102(b)(1) of the General Corporation Law “contravenes — a mandatory rule of our corporate code,” it is invalid, id. at 846. That is, certificate of incorporation provisions that “transgress a statutory enactment or a public policy settled by the common law or implicit in the General Corporation Law itself” are deemed contrary to the laws of Delaware. Sterling v. Mayflower Hotel Corp., 93 A.2d 107, 118 (Del. Ch. 1952); see also Rohe v. Reliance Training Network, 2000 WL 1038190, at *11 (Del. Ch. July 21, 2000) (finding that the company must hold an annual meeting for the election of directors because the stockholders’ statutory right to removal cannot be impaired by a certificate of incorporation, and a provision that purports to do so is invalid under Delaware law). According to the Delaware Court of Chancery, in evaluating a provision of the certificate of incorporation under Section 102(b)(1) of the General Corporation Law, the court must determine, based on a careful, context-specific review in keeping with Sterling, whether a particular certificate provision contravenes Delaware public policy, i.e., our law, whether it be in the form of statutory or common law.

Jones Apparel, 883 A.2d at 848. Given the fundamental nature of a Delaware corporation’s ability to amend its certificate of incorporation as established by Section 242 of the General Corporation Law, as well as Delaware’s “policy against disenfranchisement,” a certificate of incorporation provision completely eliminating the corporation’s right to amend its certificate of incorporation appears invalid. Accordingly, the language in Article SIXTH of the Certificate of Incorporation purporting to require “the affirmative vote of at least 95% of the outstanding shares of Common Stock of the Corporation issued in the IPO” to amend with Article SIXTH other than “in connection with, and [    ] effective upon, the consummation of a Business Combination” is invalid.

An “invalid” provision is “[n]ot legally binding.” BLACK’S LAW DICTIONARY 829 (7th ed. 1999). Where a charter provision is declared “invalid” or “void” by a court, the court refuses to give it legal effect. Marmon v. Arbinet-Thexchange, Inc., C.A. No. 20092, 2004 WL 936512, at *5 n. 12 (Del. Ch. Apr. 28, 2004) (“A charter provision that conflicts with a statute is void.”); Loew’s Theatres, Inc. v. Commercial Credit Co., 243 A.2d 78 (Del. Ch. 1968) (invalidating charter provision limiting the right to inspect books and records of corporation to those shareholders holding 25% of the corporation’s stock); State ex rel. Cochran v. Penn-Beaver Oil Co., 143 A. 257 (Del. 1926) (noting that any charter provision limiting disclosure is void to the extent that it abridges shareholder inspection rights under § 220). The invalid or void provision “constitutes no part of the certificate of incorporation, or charter, and should be rejected as surplusage.” State ex rel. Cochran, 143 A. at 259.

Section 394 of the General Corporation Law provides that “[t]his chapter and all amendments thereof shall be a part of the charter or certificate of incorporation of every corporation.” 8 Del. C. § 394. Section 394 therefore engrafts the provisions of the General Corporation Law into every certificate of incorporation. Where a certificate of incorporation is silent as to a matter covered by the General Corporation Law, the General Corporation Law is deemed to have been incorporated into the certificate of incorporation. Jones Apparel, 883 A.2d at 842 (noting that if the certificate of incorporation at issue did not include a provision governing record dates for consent solicitations, then Section 394 would incorporate the terms of Section 213(b) of the General Corporation Law into the certificate of incorporation). Because the 95% vote requirement of Article SIXTH of the Certificate of Incorporation is “invalid” and should therefore be “rejected as surplusage,” State ex rel. Cochran, 143 A. at 259, the provisions of Section 242 of the General Corporation Law should, by operation of Section 394 thereof, be deemed to be incorporated into the Certificate of Incorporation to require the approval and adoption of the Amendment by the Board of Directors and a majority of the outstanding capital stock of the Corporation entitled to vote thereon. See 8 Del. C. § 394, id. at § 242.

*    *    *

This opinion speaks only as of the date hereof and is based on the application of the General Corporation Law as the same exists as of the date hereof, and we undertake no obligation to update or supplement this opinion after the date hereof for the benefit of any person or entity with respect to any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur or take effect.

This opinion is rendered for your benefit in connection with the matters addressed herein. We understand that you may furnish a copy of this opinion letter to the SEC in connection with the matters addressed herein. We further understand that you may include this opinion letter as an Annex to your proxy statement for the special meeting of stockholders of the Corporation to consider and vote upon the Amendment, and we consent to your doing so. Except as stated in this paragraph, this opinion letter may not be furnished or quoted to, nor may the foregoing opinion be relied upon by, any other person or entity for any purpose without our prior written consent.

Very Truly Yours,

/s/ Greenberg Traurig, LLP

GREENBERG TRAURIG, LLP

EXHIBIT A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

ATLAS ACQUISITION HOLDINGS CORP.

Atlas Acquisition Holdings Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The certificate of incorporation of the Corporation is hereby amended by deleting Article SIXTH thereof in its entirety and substituting the following in lieu thereof:

“SIXTH: The Corporation’s existence shall terminate on February 16, 2010 (hereinafter, the “Termination Date”).”

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged by its Chief Executive Officer on this             day of January, 2010.

ATLAS ACQUISITION HOLDINGS CORP.

By:
Name:	James N. Hauslein
Title:	Chief Executive Officer

Annex B

FORM OF

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

ATLAS ACQUISITION HOLDINGS CORP.

Atlas Acquisition Holdings Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The certificate of incorporation of the Corporation is hereby amended by deleting Article SIXTH thereof in its entirety and substituting the following in lieu thereof:

“SIXTH: The Corporation’s existence shall terminate on February 16, 2010 (hereinafter, the “Termination Date”).”

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged by its Chief Executive Officer on this              day of January, 2010.

ATLAS ACQUISITION HOLDINGS CORP.

By:
Name:	James N. Hauslein
Title:	Chief Executive Officer

B-1

SPECIAL MEETING OF STOCKHOLDERS OF

ATLAS ACQUISITION HOLDINGS CORP.

January 20, 2010

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED “FOR” SUCH PROPOSAL.

THE BOARD OF DIRECTORS OF ATLAS ACQUISITION HOLDINGS CORP. RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

		FOR	AGAINST	ABSTAIN
1.	To approve an amendment to the amended and restated certificate of incorporation of Atlas Acquisition Holdings Corp. (“Atlas”) to extend the date by which Atlas must complete a business combination from January 23, 2010 to February 16, 2010.	☐	☐	☐
2.	To approve an amendment to the trust agreement entered into in connection with Atlas’ initial public offering to extend the date by which Atlas’ trust account must be liquidated to February 16, 2010.	☐	☐	☐
3.	To approve any adjournment or postponement of the special meeting of stockholders for the purpose of soliciting additional proxies.	☐	☐	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

                ■

ATLAS ACQUISITION HOLDINGS CORP.

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF ATLAS ACQUISITION HOLDINGS CORP.

The undersigned stockholder of Atlas Acquisition Holdings Corp. (the “Company”) hereby appoints James N. Hauslein and Gaurav V. Burman, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of the Company, to be held on Wednesday, January 20, 2010, at 10:30 a.m., Eastern time, at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, New York 10166 and at any adjournment or postponement thereof, and to vote all shares of the Company’s common stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED “FOR” SUCH PROPOSAL. THE BOARD OF DIRECTORS OF ATLAS ACQUISITION HOLDINGS CORP. RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS SHOWN ON THE REVERSE SIDE OF THIS PROXY CARD.

■	(Continued and to be signed on the reverse side.)	■